Exhibit 1.01

SolarEdge Technologies, Inc.

Conflict Minerals Report
For the calendar year ended December 31, 2016

1.  Introduction

SolarEdge Technologies, Inc., together with its wholly-owned subsidiaries (“SolarEdge” or the “Company,” “we,” “our” or “us”), has prepared this Conflict Minerals Report pursuant to Rule 13p-1 under the Securities Exchange Act of 1934 and the requirements of Form SD (collectively, the “Rule”).

We have invented an intelligent inverter solution that has changed the way power is harvested and managed in a solar photovoltaic ("PV") system. Our direct current ("DC") optimized inverter system maximizes power generation at the individual PV module level while lowering the cost of energy produced by the solar PV system and providing comprehensive and advanced safety features. Our system consists of our power optimizers, inverters and cloud based monitoring platform and addresses a broad range of solar market segments, from residential solar installations to commercial and small utility  scale solar installations. Since we began commercial shipments in 2010, we have shipped approximately 4.7 gigawatts ("GW") of our DC optimized inverter systems and our products have been installed in solar PV systems in 100 countries, as of March 31, 2017.

Our systems allow for superior power harvesting and module management relative to traditional inverter systems by deploying power optimizers at each PV module while maintaining a competitive system cost by keeping the alternating current ("AC") inversion and grid interaction centralized using a simplified DC AC inverter. The entire system is monitored through our cloud based monitoring platform that enables reduced system operation and maintenance ("O&M") costs. Our system enables each PV module to operate at its own maximum power point ("MPP"), rather than a system wide average, enabling dynamic response to real world conditions, such as atmospheric conditions, PV module aging, soiling and shading and offering improved energy yield relative to traditional inverter systems. In addition to higher efficiency, our system's installed cost per watt is competitive with traditional inverter systems of leading manufacturers and generally lower than comparable microinverter systems of leading manufacturers. Furthermore, our architecture allows for complex rooftop system designs and enhanced safety and reliability. Our technology and system architecture were protected by 90 awarded patents and 129 patent applications filed worldwide as of March 31, 2017.

We were founded in 2006 and began commercial shipments in 2010. As of March 31, 2017, we have shipped approximately 16.8 million power optimizers and 691,000 inverters. We estimate that approximately 427,000 installations, many of which may include multiple inverters, are currently connected to, and monitored through, our cloud based monitoring platform.

2.  Overview; Applicability of Conflict Minerals Rule to SolarEdge

SolarEdge has performed an internal assessment and determined that certain Conflict Minerals are necessary to the functionality or production of our products. Accordingly, for the purposes of this assessment, all of the products that were in production in the calendar year 2016 were considered (the “Covered Products”).

SolarEdge is several levels removed from the mining of minerals (Conflict Minerals or otherwise). We also do not make purchases of raw ore or unrefined minerals and make no purchases in the Democratic Republic of Congo (“DRC”) or an adjoining country (together, the “covered countries”). SolarEdge therefore has limited influence over the sourcing of the necessary Conflict Minerals in the products that it manufactures or contracts to manufacture (we sometimes refer herein to these products that contain necessary Conflict Minerals as “in-scope products”). In addition, due to its position in the supply chain, SolarEdge depends upon its suppliers for information concerning the origin of the Conflict Minerals contained in its in-scope products. However, through the efforts described in this Conflict Minerals Report, SolarEdge seeks to ensure that its suppliers source responsibly. Minerals including tantalum, tin, tungsten and gold (“3TG”) are classified as “Conflict Minerals” and are necessary to the functionality or production of certain products that we manufacture or contract to manufacture. As such, we are subject to the Rule with respect to those necessary Conflict Minerals. The Rule requires us to conduct in good faith a reasonable country of origin inquiry (“RCOI”) into those necessary Conflict Minerals to determine whether they originated in the covered countries or are from recycled or scrap sources. If, as a result of our RCOI procedures, we know that any of our necessary Conflict Minerals originated in a covered country and are not from recycled or scrap materials, or if we have reason to believe that our necessary Conflict Minerals may have originated in a covered country and have reason to believe that they may not be from recycled or scrap sources, then we are required to exercise due diligence to determine the source and chain of custody of such Conflict Minerals to conclude if they are DRC conflict free or not.

3.  Description of Product Identification and RCOI Processes

We have concluded that, during the 2016 calendar year, we have manufactured and contracted to manufacture products containing certain Conflict Minerals. As such, we conducted an RCOI process to determine whether any of the Conflict Minerals originated, or may have originated, in the covered countries and whether such Conflict Minerals originated from recycled or scrap sources.

We conducted an assessment to determine which of our direct suppliers may be providing components of our products that are likely to contain Conflict Minerals. We employed a collaborative process to identify the applicable list of components and suppliers to focus our efforts, consulting with members of our supply chain department including suppliers, senior management and other individuals familiar with the manufacturing and component sourcing processes. We verified with such personnel that the population of components and suppliers was complete and comprehensive for our 2016 products. We then identified the list of suppliers that we directly procured materials from (“tier one” or “direct” suppliers) to survey. This list includes suppliers that supplied components to our third-party equipment manufacturers on our behalf and those suppliers from whom we purchased components directly, all between January 1, 2016 and December 31, 2016.

We used a Conflict Minerals Reporting Template (the “CMRT” or the “Template”), which was developed by Conflict-Free Sourcing Initiative’s (CFSI) to facilitate disclosure and communication of information regarding smelters that provide material to a company’s supply chain. Our RCOI consisted of surveying tier one suppliers confirmed to have supplied products or components to us that contain Conflict Minerals that are used to manufacture our products.

SolarEdge identified 457 suppliers (the “Suppliers”) that provided components for products manufactured during the calendar year 2016. Of those Suppliers, SolarEdge’s outreach was to 391 Suppliers that provided components, parts or products that SolarEdge determined contained or potentially contained necessary Conflict Minerals. In connection with its scoping determination, SolarEdge reviewed product specifications, supply chain records and bills of material, made internal engineering and supplier inquiries, commissioned an independent third-party consultant and made use of other information known to it regarding the materials composition of its products.

4.  Reasonable Country of Origin Inquiry (RCOI)

As required by the Rule, SolarEdge conducted a “reasonable country of origin inquiry” with respect to calendar year 2016. Our outreach included 391suppliers (the “Suppliers”) that provided components, parts or products that SolarEdge determined contained or potentially contained necessary Conflict Minerals incorporated into products manufactured by us. In connection with this examination, SolarEdge reviewed product specifications, supply chain records and bills of material, made internal engineering and supplier inquiries and utilized other information known to us regarding the materials composition of our products.

In order to identify the source of those components, parts and products, SolarEdge sent letters to its suppliers, informing them of the Rule and SolarEdge's policy on Conflict Minerals, asking them to comply with the Rule. We also requested suppliers to use the last CMRT revision for their compliance declaration (version 4.01 or later version) as a method to query and transmit sourcing information along the supply chain. The CMRT includes questions regarding a company’s conflict-free policy, engagement with its direct suppliers, and a listing of the smelters the company and its suppliers use. The total number of Suppliers who delivered satisfactory CMRT was 276.

We compared the smelters and refiners identified in the surveys against the lists of facilities which have received a conflict free designation by the Conflict-Free Smelter Program (“CFSP”), a program of CFSI, or other independent third-party audit program. We rely on the CFSP as an independent third-party audit solution through which mineral sources are identified and independently evaluated.

When Suppliers provided us with chain surveys containing incomplete or potentially inaccurate information, we followed up with such Suppliers to seek additional clarifying information. Unresponsive suppliers were contacted on a regular basis both by email and manual outreach.

For 2016, SolarEdge identified 1041 smelters and refiners that processed or may have processed the necessary Conflict Minerals contained in our in-scope products, as described in the Smelter and Refiner list attached as Annex A as well as in the Country of Origin Information attached as Annex B.

Pursuant to the Conflict Minerals Rule, based on the results of its reasonable country of origin inquiry, SolarEdge was required to conduct due diligence for 2016. Because we were unable to identify the source of all products in our supply chain, our reasonable country of origin inquiry utilized the same processes and procedures as our due diligence. These processes and procedures are described below.

Due Diligence

Design of Due Diligence

SolarEdge utilizes due diligence measures relating to Conflict Minerals that are intended to conform with, in all material respects, the criteria set forth in the Organisation for Economic Co-operation and Development's Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, including the Supplement on Tin, Tantalum and Tungsten and the Supplement on Gold (Third Edition 2016) (the "OECD Guidance"). The OECD Guidance has established a five-step framework for due diligence as a basis for responsible global supply chain management of minerals from conflict-affected and high-risk areas. Our Conflict Minerals due diligence process includes: a Conflict Minerals Policy, a governance charter with cross-functional team members and senior executives, communication to, and engagement of, suppliers, due diligence compliance process and measurement, record-keeping and escalation procedures. We report to the Audit Committee and the Board of Directors with respect to our due diligence process and compliance obligations. Selected elements of our program design are discussed below.

Due Diligence Performed

Step 1: Establish Strong Company Management Systems

SolarEdge's Code of Conduct defines the company's overall principles and commitment towards legal compliance, ethical conduct, human rights, anti-corruption work and environmental protection. These high expectations extend to SolarEdge's partners, subcontractors and suppliers, whom we encourage to strive beyond merely fulfilling legal compliance. SolarEdge has adopted a Conflict Mineral Policy which provides further clarification to the principles of the Code of Conduct and SolarEdge's human rights approach regarding illegal trade of natural resources.

As part of our policy, SolarEdge is committed to respect human rights and the environment in accordance with accepted international conventions and practices, and we strive to ensure that all materials used in our products come from socially and environmentally responsible sources.

We communicate our policy to our suppliers and it is available at: http://media.corporate-ir.net/media_files/IROL/25/253935/SolarEdge_CM%20Policy_comments_%20v7%20clean.pdf (the “Conflict Mineral Policy”). In addition, in support of our compliance efforts, we have established a steering committee for enforcement of this Conflict Mineral Policy. The steering committee team consists of senior staff under SolarEdge’s legal department, supply chain management group and core technologies. The team members have been made aware of the Conflict Minerals Rule, the OECD Guidance, SolarEdge’s Conflict Minerals Policy and governance charter and have established SolarEdge’s procedures for reviewing and validating supplier responses to its inquiries.

The SolarEdge Conflict Minerals Policy includes a grievance mechanism whereby employees and suppliers can report suspected violations of the policy.

SolarEdge also utilizes an outside consultant to advise it on certain aspects of its compliance, as well as a third-party software provider to enhanced supplier data collection process and help minimize responsible sourcing risks.

The following steps have also been adopted:

1.          Implementing a system of controls and transparency over the mineral supply chain through the use of the CFSI reporting template.
2.          Maintaining records relating to our Conflict Minerals program for 5 years.
3.          Implementing standard contract language requiring suppliers to agree to timely respond to answer, and conduct an appropriate due diligence inquiry following, any request by SolarEdge for information on any goods delivered containing Conflict Minerals, as defined under the Rule.

Step 2. Identify and Assess Risks in the Supply Chain

To assist us with our supply chain due diligence, we engaged a third-party consultant for conducing outreach to our Suppliers and archiving responses from Suppliers. We conducted a supply chain survey requesting direct suppliers to identify smelters and refiners and country of origin, through use of the Template.

We, in conjunction with our third-party consultant, reviewed our entire known component and outsourced manufacturing supply chain for the calendar year 2016, which consisted of approximately 457 suppliers. Our outreach included 391Suppliers that provided components, parts or products that were determined by SolarEdge to contain or potentially contain necessary Conflict Minerals and that were incorporated into products manufactured by us. The responses were reviewed against criteria developed internally and, where necessary, we reached out for further engagement and to receive additional information from our suppliers. These criteria included untimely or incomplete responses, as well as inconsistencies within the data reported in the Template. We worked directly with these suppliers to receive revised responses.

We compared the CFSI validated smelter list against those smelters identified by our suppliers and, as described in our Conflict Minerals Policy, SolarEdge does not purchase Conflict Minerals directly from mines, smelters or refiners.  Tracing minerals to their sources is a challenge that requires us to rely on our suppliers in our efforts to achieve supply chain transparency, including for obtaining information regarding the origin of the Conflict Minerals.

Step 3. Design and Implement a Strategy to Respond to Identified Risks

We work with a significant number of suppliers and they are diverse in terms of size. Based on our research from publicly available data, 52 of our suppliers, which represent 13.3% (52 out of 391 suppliers) are also SEC registrants and subject to the Rule. After SolarEdge receives CMRT responses from Suppliers, it reviews the responses. SolarEdge follows up with Suppliers whose CMRT appears to be incomplete or contain errors or inaccuracies, requesting that the Supplier submit a revised response.  For illustration purposes, following some of SolarEdge steps: 1) verifying smelters according to CFSI smelters list; 2) validating questions in the CMRT file and insuring that there is logical in line with the answers, and 3) verifying and cross checking between the smelter location and the CFSI smelter approved list. Any smelter's location in the DRC which is not CFSI approved is flagged for further review.

If a completed CMRT indicates a smelter or refiner, SolarEdge reviews this information against the Standard Smelter Names tab of the CMRT and the lists of “compliant” and “active” smelters and refiners published by the CFSI. If an indicated smelter or refiner is not listed on the Standard Smelter Names tab or the Commerce Department List or listed as compliant by the CFSI, SolarEdge requests the assistance of the supplier or contacts the listed entity to attempt to determine whether that entity is actually a smelter or refiner, the mine or location of origin of the Conflict Minerals processed by the smelter or refiner and whether it is known to obtain Conflict Minerals from sources that directly or indirectly finance or benefit armed groups in any of the Covered Countries.

SolarEdge reports back to senior management, summarizing our risk mitigation efforts.

Step 4. Independent Third-Party Audit of Smelter/Refiner’s Due Diligence Practices

SolarEdge does not have a direct relationship with 3TG smelters and refiners. As a result, SolarEdge does not perform direct audits of these entities within its supply chain, but rather relies on due diligence performed by organizations such as the CFSI.

Step 5.  Report Annually on Supply Chain Due Diligence

SolarEdge files a Form SD and, to the extent required, a Conflict Minerals Report, with the Securities and Exchange Commission and makes these filings publicly available on the Company’s corporate website at http://media.corporate-ir.net/media_files/IROL/25/253935/Conflict_Minerals_Report.pdf.

Results of Assessment

Based on the information obtained through the due diligence process described above, we do not have sufficient information to determine the products containing Conflict Minerals and/or the country of origin of the Conflict Minerals in those products and/or the facilities used to process Conflict Minerals in those products.

Tracing minerals back to the mine of origin is a complex aspect of responsible sourcing in our supply chain. By adopting methodology outlined by the CFSI’s joint industry programs and outreach initiatives and requiring that our Suppliers conform with standards that meet the OECD guidelines and report to us using the Template, we have determined that seeking information about 3TG smelters and refiners in our supply chain represents the most reasonable effort we can make to determine the mines or location of origin of the 3TG in our supply chain and responses to such inquiries represent the most reasonable source information available. Through this industry joint effort, we have made reasonable efforts to make a reasonable determination of the mines or locations of origin of the 3TG in our supply chain. We were unable, however, to ascertain the specific country of origin and/or chain of custody of all necessary Conflict Minerals processed by the facilities that contributed to our Covered Products.

SolarEdge approached 391 suppliers. Out of these:
Number of suppliers who replied (response rate): 297 (75.9%). Out of these:
Number of suppliers who provided data at a company level: 170 (43.5%)
Number of suppliers who provided data at a product level: 65 (16.6%)
Number of suppliers which were classified as "Free no 3TG": 54 (13.8%)
Number of suppliers which were classified as "DRC conflict free" (from DRC, all SORs are certified): 143 (36.6%)
Number of suppliers which were classified as "DRC, due diligence not yet completed": 11 (2.8%)
Number of suppliers which were classified as "Not from DRC due diligence not yet completed": 8 (2.0%)
Number of suppliers which were classified as "Not from DRC not all smelters are certified": 21 (5.4%)

Smelter and Refiner list attached as Annex A as well as in the Country of Origin Information attached as Annex B.

Smelters and refiners verified as conflict free or in the audit process (230):

	Comply & Active	Total
Tin	67 (12%)	570
Tantalum	44 (56%)	78
Tungstan	40 (43%)	93
Gold	99 (33%)	300
Total	250	1041

Status of identified smelters and refiners:

Comply - Verified Conflict Free	238 (23%)
Active - Participating in an audit process	13 (1%)
Listed but not active	114 (11%)
Outreach required	677 (65%)
Total	1041

Improvement to Mitigate Risks

As we further develop our due diligence program, we intend to enhance supplier communication and escalation processes to improve due diligence data accuracy and completion and continue to influence additional smelters to be designated as “conflict-free”, where possible. To the extent we are not able to determine in the future that we are sourcing from non-conflict free smelters we plan to move toward using Conflict Free smelters within a reasonable time frame. We also intend to request of any of our suppliers that we have reason to believe are supplying us with 3TG from sources that may support conflict in the Covered Countries, that they establish an alternative source of 3TG that does not support such conflict, as provided in the OECD guidance.

We understand that supply chain Due Diligence is a dynamic process and requires on-going risk monitoring. Therefore, after implementing our risk mitigation strategy, SolarEdge intends to go back to Step 2 of the OECD guidelines to ensure effective management of risks.

Cautionary Note on Forward-Looking Statements

This Report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and other federal securities laws. Investors are cautioned that statements in this Report that are not strictly historical statements, including without limitation, SolarEdge’s intentions and expectations and future results regarding further supplier engagement and risk mitigation efforts and strategy, constitute forward-looking statements that involve risks and uncertainties. Actual results could differ materially from the forward-looking statements. Risks and uncertainties that could cause actual results to differ include, without limitation, risks and uncertainties associated with the progress of industry and other supply chain transparency and smelter or refiner validation programs for Conflict Minerals (including the possibility of inaccurate information, fraud and other irregularities), inadequate supplier education and knowledge, limitations on the ability or willingness of suppliers to provide more accurate, complete and detailed information and limitations on SolarEdge’s ability to verify the accuracy or completeness of any information received from Suppliers or others.

Annex A

Smelter and Refiner list

Smelter Identification	Smelter Name	Metal	Smelter Country	Status
CID000015	Advanced Chemical Company	Gold	UNITED STATES OF AMERICA	Comply
CID000019	Aida Chemical Industries Co., Ltd.	Gold	JAPAN	Comply
CID000035	Allgemeine Gold-und Silberscheideanstalt A.G.	Gold	GERMANY	Comply
CID000041	Almalyk Mining and Metallurgical Complex (AMMC)	Gold	UZBEKISTAN	Comply
CID000058	AngloGold Ashanti Córrego do Sítio Mineração	Gold	BRAZIL	Comply
CID000077	Argor-Heraeus S.A.	Gold	SWITZERLAND	Comply
CID000082	Asahi Pretec Corp.	Gold	JAPAN	Comply
CID000090	Asaka Riken Co., Ltd.	Gold	JAPAN	Comply
CID000113	Aurubis AG	Gold	GERMANY	Comply
CID000128	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Gold	PHILIPPINES	Comply
CID000157	Boliden AB	Gold	SWEDEN	Comply
CID000176	C. Hafner GmbH + Co. KG	Gold	GERMANY	Comply
CID000185	CCR Refinery - Glencore Canada Corporation	Gold	CANADA	Comply
CID000233	Chimet S.p.A.	Gold	ITALY	Comply
CID000328	Daejin Indus Co., Ltd.	Gold	KOREA (REPUBLIC OF)	Comply
CID000359	DSC (Do Sung Corporation)	Gold	KOREA (REPUBLIC OF)	Comply
CID000362	DODUCO GmbH	Gold	GERMANY	Comply
CID000401	Dowa	Gold	JAPAN	Comply
CID000425	Eco-System Recycling Co., Ltd.	Gold	JAPAN	Comply
CID000493	OJSC Novosibirsk Refinery	Gold	RUSSIAN FEDERATION	Comply
CID000694	Heimerle + Meule GmbH	Gold	GERMANY	Comply
CID000707	Heraeus Ltd. Hong Kong	Gold	CHINA	Comply
CID000711	Heraeus Precious Metals GmbH & Co. KG	Gold	GERMANY	Comply
CID000801	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	Gold	CHINA	Comply
CID000807	Ishifuku Metal Industry Co., Ltd.	Gold	JAPAN	Comply
CID000814	Istanbul Gold Refinery	Gold	TURKEY	Comply
CID000823	Japan Mint	Gold	JAPAN	Comply
CID000855	Jiangxi Copper Co., Ltd.	Gold	CHINA	Comply

CID000920	Asahi Refining USA Inc.	Gold	UNITED STATES OF AMERICA	Comply
CID000924	Asahi Refining Canada Ltd.	Gold	CANADA	Comply
CID000927	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Gold	RUSSIAN FEDERATION	Comply
CID000929	JSC Uralelectromed	Gold	RUSSIAN FEDERATION	Comply
CID000937	JX Nippon Mining & Metals Co., Ltd.	Gold	JAPAN	Comply
CID000957	Kazzinc	Gold	KAZAKHSTAN	Comply
CID000969	Kennecott Utah Copper LLC	Gold	UNITED STATES	Comply
CID000981	Kojima Chemicals Co., Ltd.	Gold	JAPAN	Comply
CID001029	Kyrgyzaltyn JSC	Gold	KYRGYZSTAN	Comply
CID001078	LS-NIKKO Copper Inc.	Gold	KOREA (REPUBLIC OF)	Comply
CID001113	Materion	Gold	UNITED STATES OF AMERICA	Comply
CID001119	Matsuda Sangyo Co., Ltd.	Gold	JAPAN	Comply
CID001147	Metalor Technologies (Suzhou) Ltd.	Gold	CHINA	Comply
CID001149	Metalor Technologies (Hong Kong) Ltd.	Gold	CHINA	Comply
CID001152	Metalor Technologies (Singapore) Pte., Ltd.	Gold	SINGAPORE	Comply
CID001153	Metalor Technologies S.A.	Gold	SWITZERLAND	Comply
CID001157	Metalor USA Refining Corporation	Gold	UNITED STATES OF AMERICA	Comply
CID001161	Metalúrgica Met-Mex Peñoles S.A. De C.V.	Gold	MEXICO	Comply
CID001188	Mitsubishi Materials Corporation	Gold	JAPAN	Comply
CID001193	Mitsui Mining and Smelting Co., Ltd.	Gold	JAPAN	Comply
CID001204	Moscow Special Alloys Processing Plant	Gold	RUSSIAN FEDERATION	Comply
CID001220	Nadir Metal Rafineri San. Ve Tic. A.Ş.	Gold	TURKEY	Comply
CID001259	Nihon Material Co., Ltd.	Gold	JAPAN	Comply
CID001325	Ohura Precious Metal Industry Co., Ltd.	Gold	JAPAN	Comply
CID001326	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	Gold	RUSSIAN FEDERATION	Comply
CID001352	PAMP S.A.	Gold	SWITZERLAND	Comply
CID001386	Prioksky Plant of Non-Ferrous Metals	Gold	RUSSIAN FEDERATION	Comply
CID001397	PT Aneka Tambang (Persero) Tbk	Gold	INDONESIA	Comply
CID001498	PX Précinox S.A.	Gold	SWITZERLAND	Comply
CID001512	Rand Refinery (Pty) Ltd.	Gold	SOUTH AFRICA	Comply
CID001534	Royal Canadian Mint	Gold	CANADA	Comply
CID001555	Samduck Precious Metals	Gold	KOREA (REPUBLIC OF)	Comply

CID001573	Schone Edelmetaal B.V.	Gold	NETHERLANDS	Comply
CID001585	SEMPSA Joyería Platería S.A.	Gold	SPAIN	Comply
CID001622	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	Gold	CHINA	Comply
CID001736	Sichuan Tianze Precious Metals Co., Ltd.	Gold	CHINA	Comply
CID001756	SOE Shyolkovsky Factory of Secondary Precious Metals	Gold	RUSSIAN FEDERATION	Comply
CID001761	Solar Applied Materials Technology Corp.	Gold	TAIWAN, PROVINCE OF CHINA	Comply
CID001798	Sumitomo Metal Mining Co., Ltd.	Gold	JAPAN	Comply
CID001875	Tanaka Kikinzoku Kogyo K.K.	Gold	JAPAN	Comply
CID001916	The Refinery of Shandong Gold Mining Co., Ltd.	Gold	CHINA	Comply
CID001938	Tokuriki Honten Co., Ltd.	Gold	JAPAN	Comply
CID001955	Torecom	Gold	KOREA (REPUBLIC OF)	Comply
CID001977	Umicore Brasil Ltda.	Gold	BRAZIL	Comply
CID001980	Umicore S.A. Business Unit Precious Metals Refining	Gold	BELGIUM	Comply
CID001993	United Precious Metal Refining, Inc.	Gold	UNITED STATES	Comply
CID002003	Valcambi S.A.	Gold	SWITZERLAND	Comply
CID002030	Western Australian Mint trading as The Perth Mint	Gold	AUSTRALIA	Comply
CID002100	Yamamoto Precious Metal Co., Ltd.	Gold	JAPAN	Comply
CID002129	Yokohama Metal Co., Ltd.	Gold	JAPAN	Comply
CID002224	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Gold	CHINA	Comply
CID002243	Zijin Mining Group Co., Ltd. Gold Refinery	Gold	CHINA	Comply
CID002314	Umicore Precious Metals Thailand	Gold	THAILAND	Comply
CID002459	Geib Refining Corporation	Gold	UNITED STATES OF AMERICA	Comply
CID002509	MMTC-PAMP India Pvt., Ltd.	Gold	INDIA	Comply
CID002510	Republic Metals Corporation	Gold	UNITED STATES OF AMERICA	Comply
CID002516	Singway Technology Co., Ltd.	Gold	TAIWAN, PROVINCE OF CHINA	Comply
CID002560	Al Etihad Gold Refinery DMCC	Gold	UNITED ARAB EMIRATES	Comply
CID002561	Emirates Gold DMCC	Gold	UNITED ARAB EMIRATES	Comply
CID002580	T.C.A S.p.A	Gold	ITALY	Comply
CID002605	Korea Zinc Co., Ltd.	Gold	KOREA (REPUBLIC OF)	Comply

CID002777	SAXONIA Edelmetalle GmbH	Gold	GERMANY	Comply
CID002778	WIELAND Edelmetalle GmbH	Gold	GERMANY	Comply
CID002779	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	Gold	AUSTRIA	Comply
CID002850	AU Traders and Refiners	Gold	SOUTH AFRICA	Comply
CID001322		Gold	UNITED STATES	Comply
CID000211	Changsha South Tantalum Niobium Co., Ltd.	Tantalum	CHINA	Comply
CID000291	Conghua Tantalum and Niobium Smeltry	Tantalum	CHINA	Comply
CID000410	Duoluoshan	Tantalum	CHINA	Comply
CID000456	Exotech Inc.	Tantalum	UNITED STATES OF AMERICA	Comply
CID000460	F&X Electro-Materials Ltd.	Tantalum	CHINA	Comply
CID000616	Guangdong Zhiyuan New Material Co., Ltd.	Tantalum	CHINA	Comply
CID000731	Hi-Temp Specialty Metals, Inc.	Tantalum	UNITED STATES OF AMERICA	Comply
CID000914	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Tantalum	CHINA	Comply
CID000917	Jiujiang Tanbre Co., Ltd.	Tantalum	CHINA	Comply
CID000973	King-Tan Tantalum Industry Ltd.	Tantalum	CHINA	Comply
CID001076	LSM Brasil S.A.	Tantalum	BRAZIL	Comply
CID001163	Metallurgical Products India Pvt., Ltd.	Tantalum	INDIA	Comply
CID001175	Mineração Taboca S.A.	Tantalum	BRAZIL	Comply
CID001192	Mitsui Mining and Smelting Co., Ltd.	Tantalum	JAPAN	Comply
CID001200	Molycorp Silmet A.S.	Tantalum	ESTONIA	Comply
CID001277	Ningxia Orient Tantalum Industry Co., Ltd.	Tantalum	CHINA	Comply
CID001508	QuantumClean	Tantalum	UNITED STATES OF AMERICA	Comply
CID001522	RFH Tantalum Smeltry Co., Ltd.	Tantalum	CHINA	Comply
CID001769	Solikamsk Magnesium Works OAO	Tantalum	RUSSIAN FEDERATION	Comply

CID001869	Taki Chemical Co., Ltd.	Tantalum	JAPAN	Comply
CID001891	Telex Metals	Tantalum	UNITED STATES OF AMERICA	Comply
CID001969	Ulba Metallurgical Plant JSC	Tantalum	KAZAKHSTAN	Comply
CID002232	Zhuzhou Cemented Carbide Group Co., Ltd.	Tantalum	CHINA	Comply
CID002307	Yichun Jin Yang Rare Metal Co., Ltd.	Tantalum	CHINA	Comply
CID002492	Hengyang King Xing Lifeng New Materials Co., Ltd.	Tantalum	CHINA	Comply
CID002504	D Block Metals, LLC	Tantalum	UNITED STATES OF AMERICA	Comply
CID002505	FIR Metals & Resource Ltd.	Tantalum	CHINA	Comply
CID002506	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Tantalum	CHINA	Comply
CID002508	XinXing HaoRong Electronic Material Co., Ltd.	Tantalum	CHINA	Comply
CID002512	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	Tantalum	CHINA	Comply
CID002539	KEMET Blue Metals	Tantalum	MEXICO	Comply
CID002544	H.C. Starck Co., Ltd.	Tantalum	THAILAND	Comply
CID002545	H.C. Starck GmbH Goslar	Tantalum	GERMANY	Comply
CID002547	H.C. Starck Hermsdorf GmbH	Tantalum	GERMANY	Comply
CID002548	H.C. Starck Inc.	Tantalum	UNITED STATES OF AMERICA	Comply
CID002549	H.C. Starck Ltd.	Tantalum	JAPAN	Comply
CID002550	H.C. Starck Smelting GmbH & Co. KG	Tantalum	GERMANY	Comply
CID002557	Global Advanced Metals Boyertown	Tantalum	UNITED STATES OF AMERICA	Comply
CID002558	Global Advanced Metals Aizu	Tantalum	JAPAN	Comply
CID002568	KEMET Blue Powder	Tantalum	UNITED STATES OF AMERICA	Comply
CID002571	Tranzact, Inc.	Tantalum	UNITED STATES OF AMERICA	Comply

CID002707	Resind Indústria e Comércio Ltda.	Tantalum	BRAZIL	Comply
CID002842	Jiangxi Tuohong New Raw Material	Tantalum	CHINA	Comply
CID002847	Power Resources Ltd.	Tantalum	MACEDONIA (THE FORMER YUGOSLAV REPUBLIC OF)	Comply
CID000244	Jiangxi Ketai Advanced Material Co., Ltd.	Tin	CHINA	Comply
CID000309	PT Aries Kencana Sejahtera	Tin	INDONESIA	Comply
CID000315	CV United Smelting	Tin	INDONESIA	Comply
CID000402	Dowa	Tin	JAPAN	Comply
CID000438	EM Vinto	Tin	BOLIVIA (PLURINATIONAL STATE OF)	Comply
CID000468	Fenix Metals	Tin	POLAND	Comply
CID000538	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Tin	CHINA	Comply
CID001105	Malaysia Smelting Corporation (MSC)	Tin	MALAYSIA	Comply
CID001142	Metallic Resources, Inc.	Tin	UNITED STATES OF AMERICA	Comply
CID001173	Mineração Taboca S.A.	Tin	BRAZIL	Comply
CID001191	Mitsubishi Materials Corporation	Tin	JAPAN	Comply
CID001314	O.M. Manufacturing (Thailand) Co., Ltd.	Tin	THAILAND	Comply
CID001337	Operaciones Metalurgical S.A.	Tin	BOLIVIA (PLURINATIONAL STATE OF)	Comply
CID001399	PT Artha Cipta Langgeng	Tin	INDONESIA	Comply
CID001402	PT Babel Inti Perkasa	Tin	INDONESIA	Comply
CID001419	PT Bangka Tin Industry	Tin	INDONESIA	Comply
CID001421	PT Belitung Industri Sejahtera	Tin	INDONESIA	Comply
CID001434	PT DS Jaya Abadi	Tin	INDONESIA	Comply
CID001438	PT Eunindo Usaha Mandiri	Tin	INDONESIA	Comply
CID001448	PT Karimun Mining	Tin	INDONESIA	Comply
CID001453	PT Mitra Stania Prima	Tin	INDONESIA	Comply
CID001457	PT Panca Mega Persada	Tin	INDONESIA	Comply
CID001458	PT Prima Timah Utama	Tin	INDONESIA	Comply
CID001460	PT Refined Bangka Tin	Tin	INDONESIA	Comply
CID001463	PT Sariwiguna Binasentosa	Tin	INDONESIA	Comply
CID001468	PT Stanindo Inti Perkasa	Tin	INDONESIA	Comply
CID001471	PT Sumber Jaya Indah	Tin	INDONESIA	Comply

CID001477	PT Timah (Persero) Tbk Kundur	Tin	INDONESIA	Comply
CID001490	PT Tinindo Inter Nusa	Tin	INDONESIA	Comply
CID001493	PT Tommy Utama	Tin	INDONESIA	Comply
CID001539	Rui Da Hung	Tin	TAIWAN, PROVINCE OF CHINA	Comply
CID001758	Soft Metais Ltda.	Tin	BRAZIL	Comply
CID001898	Thaisarco	Tin	THAILAND	Comply
CID002015	VQB Mineral and Trading Group JSC	Tin	VIET NAM	Comply
CID002036	White Solder Metalurgia e Mineração Ltda.	Tin	BRAZIL	Comply
CID002455	CV Venus Inti Perkasa	Tin	INDONESIA	Comply
CID002468	Magnu's Minerais Metais e Ligas Ltda.	Tin	BRAZIL	Comply
CID002500	Melt Metais e Ligas S.A.	Tin	BRAZIL	Comply
CID002503	PT ATD Makmur Mandiri Jaya	Tin	INDONESIA	Comply
CID002517	O.M. Manufacturing Philippines, Inc.	Tin	PHILIPPINES	Comply
CID002530	PT Inti Stania Prima	Tin	INDONESIA	Comply
CID002593	CV Tiga Sekawan	Tin	INDONESIA	Comply
CID002696	PT Cipta Persada Mulia	Tin	INDONESIA	Comply
CID002706	Resind Indústria e Comércio Ltda.	Tin	BRAZIL	Comply
CID002757	PT O.M. Indonesia	Tin	INDONESIA	Comply
CID002773	Metallo-Chimique N.V.	Tin	BELGIUM	Comply
CID002774	Elmet S.L.U.	Tin	SPAIN	Comply
CID002776	PT Bangka Prima Tin	Tin	INDONESIA	Comply
CID002816	PT Sukses Inti Makmur	Tin	INDONESIA	Comply
CID002829	PT Kijang Jaya Mandiri	Tin	INDONESIA	Comply
CID002835	PT Menara Cipta Mulia	Tin	INDONESIA	Comply
CID002844	HuiChang Hill Tin Industry Co., Ltd.	Tin	CHINA	Comply
CID002848	Gejiu Fengming Metallurgy Chemical Plant	Tin	CHINA	Comply
CID002849	Guanyang Guida Nonferrous Metal Smelting Plant	Tin	CHINA	Comply
CID002859	Gejiu Jinye Mineral Company	Tin	CHINA	Comply
CID002870	PT Lautan Harmonis Sejahtera	Tin	INDONESIA	Comply
CID001182	MINSUR	TIN	PERU	Comply
CID001428	PT BUKIT TIMAH	TIN	INDONESIA	Comply
CID001482	PT TIMAH (persero) TbK MENTOK	TIN	INDONESIA	Comply
CID002180	YUNNAN TIN COMPANY LTD.	TIN	CHINA	Comply
CID000004	A.L.M.T. TUNGSTEN Corp.	Tungsten	JAPAN	Comply
CID000105	Kennametal Huntsville	Tungsten	UNITED STATES OF AMERICA	Comply

CID000218	Guangdong Xianglu Tungsten Co., Ltd.	Tungsten	CHINA	Comply
CID000258	Chongyi Zhangyuan Tungsten Co., Ltd.	Tungsten	CHINA	Comply
CID000499	Fujian Jinxin Tungsten Co., Ltd.	Tungsten	CHINA	Comply
CID000568	Global Tungsten & Powders Corp.	Tungsten	UNITED STATES OF AMERICA	Comply
CID000766	Hunan Chenzhou Mining Co., Ltd.	Tungsten	CHINA	Comply
CID000769	Hunan Chunchang Nonferrous Metals Co., Ltd.	Tungsten	CHINA	Comply
CID000825	Japan New Metals Co., Ltd.	Tungsten	JAPAN	Comply
CID000875	Ganzhou Huaxing Tungsten Products Co., Ltd.	Tungsten	CHINA	Comply
CID000966	Kennametal Fallon	Tungsten	UNITED STATES OF AMERICA	Comply
CID001889	Tejing (Vietnam) Tungsten Co., Ltd.	Tungsten	VIET NAM	Comply
CID002011	Vietnam Youngsun Tungsten Industry Co., Ltd.	Tungsten	VIET NAM	Comply
CID002044	Wolfram Bergbau und Hütten AG	Tungsten	AUSTRIA	Comply
CID002082	Xiamen Tungsten Co., Ltd.	Tungsten	CHINA	Comply
CID002095	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	Tungsten	CHINA	Comply
CID002315	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Tungsten	CHINA	Comply
CID002316	Jiangxi Yaosheng Tungsten Co., Ltd.	Tungsten	CHINA	Comply
CID002317	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Tungsten	CHINA	Comply
CID002318	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	Tungsten	CHINA	Comply
CID002319	Malipo Haiyu Tungsten Co., Ltd.	Tungsten	CHINA	Comply
CID002320	Xiamen Tungsten (H.C.) Co., Ltd.	Tungsten	CHINA	Comply
CID002321	Jiangxi Gan Bei Tungsten Co., Ltd.	Tungsten	CHINA	Comply
CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Tungsten	CHINA	Comply

CID002502	Asia Tungsten Products Vietnam Ltd.	Tungsten	VIET NAM	Comply
CID002513	Chenzhou Diamond Tungsten Products Co., Ltd.	Tungsten	CHINA	Comply
CID002535	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	Tungsten	CHINA	Comply
CID002541	H.C. Starck GmbH	Tungsten	GERMANY	Comply
CID002542	H.C. Starck Smelting GmbH & Co.KG	Tungsten	GERMANY	Comply
CID002543	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	Tungsten	VIET NAM	Comply
CID002551	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Tungsten	CHINA	Comply
CID002579	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	Tungsten	CHINA	Comply
CID002589	Niagara Refining LLC	Tungsten	UNITED STATES OF AMERICA	Comply
CID002649	Hydrometallurg, JSC	Tungsten	RUSSIAN FEDERATION	Comply
CID002724	Unecha Refractory metals plant	Tungsten	RUSSIAN FEDERATION	Comply
CID002815	South-East Nonferrous Metal Company Limited of Hengyang City	Tungsten	CHINA	Comply
CID002827	Philippine Chuangxin Industrial Co., Inc.	Tungsten	PHILIPPINES	Comply
CID002830	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	Tungsten	CHINA	Comply
CID002843	Woltech Korea Co., Ltd.	Tungsten	KOREA, REPUBLIC OF	Comply
CID002845	Moliren Ltd	Tungsten	RUSSIAN FEDERATION	Comply
CID000189	Cendres + Métaux S.A.	Gold	SWITZERLAND	Active
CID002290	SAFINA A.S.	Gold	CZECH REPUBLIC	Active
CID002587	Tony Goetz NV	Gold	BELGIUM	Active
CID002857	Modeltech Sdn Bhd	Gold	MALAYSIA	Active
CID002863	Bangalore Refinery	Gold	INDIA	Active
CID000760	Huichang Jinshunda Tin Co., Ltd.	Tin	CHINA	Active
CID000942	Gejiu Kai Meng Industry and Trade LLC	Tin	CHINA	Active
CID001231	Nankang Nanshan Tin Manufactory Co., Ltd.	Tin	CHINA	Active
CID001908	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	Tin	CHINA	Active

CID002158	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	Tin	CHINA	Active
CID002572	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Tin	VIET NAM	Active
CID002858	Modeltech Sdn Bhd	Tin	MALAYSIA	Active
CID000028	Aktyubinsk Copper Company TOO	Gold	KAZAKHSTAN	Listed but not active
CID000103	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Gold	TURKEY	Listed but not active
CID000141	Bauer-Walser AG	Gold	GERMANY	Listed but not active
CID000180	Caridad	Gold	MEXICO	Listed but not active
CID000197	Yunnan Copper Industry Co., Ltd.	Gold	CHINA	Listed but not active
CID000242	China National Gold Group Corporation	Gold	CHINA	Listed but not active
CID000264	Chugai Mining	Gold	JAPAN	Listed but not active
CID000288	Colt Refining	Gold	UNITED STATES	Listed but not active
CID000333	DaeryongENC	Gold	KOREA, REPUBLIC OF	Listed but not active
CID000343	Daye Non-Ferrous Metals Mining Ltd.	Gold	CHINA	Listed but not active
CID000522	Gansu Seemine Material Hi-Tech Co., Ltd.	Gold	CHINA	Listed but not active
CID000651	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	Gold	CHINA	Listed but not active
CID000671	Hangzhou Fuchunjiang Smelting Co., Ltd.	Gold	CHINA	Listed but not active

CID000767	Hunan Chenzhou Mining Co., Ltd.	Gold	CHINA	Listed but not active
CID000778	HwaSeong CJ Co., Ltd.	Gold	KOREA (REPUBLIC OF)	Listed but not active
CID000940	JX Nippon Mining & Metals Co., Ltd.	Gold	JAPAN	Listed but not active
CID000956	Kazakhmys Smelting LLC	Gold	KAZAKHSTAN	Listed but not active
CID000988	Korea Metal Co., Ltd.	Gold	KOREA, REPUBLIC OF	Listed but not active
CID001032	L'azurde Company For Jewelry	Gold	SAUDI ARABIA	Listed but not active
CID001056	Lingbao Gold Co., Ltd.	Gold	CHINA	Listed but not active
CID001058	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	Gold	CHINA	Listed but not active
CID001093	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	Gold	CHINA	Listed but not active
CID001236	Navoi Mining and Metallurgical Combinat	Gold	UZBEKISTAN	Listed but not active
CID001328	OJSC Kolyma Refinery	Gold	RUSSIAN FEDERATION	Listed but not active
CID001362	Penglai Penggang Gold Industry Co., Ltd.	Gold	CHINA	Listed but not active
CID001546	Sabin Metal Corp.	Gold	UNITED STATES OF AMERICA	Listed but not active
CID001562	Samwon Metals Corp.	Gold	KOREA (REPUBLIC OF)	Listed but not active
CID001619	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	Gold	CHINA	Listed but not active

CID001623	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	Gold	CHINA	Listed but not active
CID001754	So Accurate Group, Inc.	Gold	UNITED STATES OF AMERICA	Listed but not active
CID001909	Great Wall Precious Metals Co., Ltd. of CBPM	Gold	CHINA	Listed but not active
CID001947	Tongling Nonferrous Metals Group Co., Ltd.	Gold	CHINA	Listed but not active
CID002282	Morris and Watson	Gold	NEW ZEALAND	Listed but not active
CID002312	Guangdong Jinding Gold Limited	Gold	CHINA	Listed but not active
CID002355	Faggi Enrico S.p.A.	Gold	ITALY	Listed but not active
CID002511	KGHM Polska Miedź Spółka Akcyjna	Gold	POLAND	Listed but not active
CID002515	Fidelity Printers and Refiners Ltd.	Gold	ZIMBABWE	Listed but not active
CID002563	Kaloti Precious Metals	Gold	UNITED ARAB EMIRATES	Listed but not active
CID002567	Sudan Gold Refinery	Gold	SUDAN	Listed but not active
CID002582	Remondis Argentia B.V.	Gold	NETHERLANDS	Listed but not active
CID002615	TOO Tau-Ken-Altyn	Gold	KAZAKHSTAN	Listed but not active
CID002708	Abington Reldan Metals, LLC	Gold	UNITED STATES OF AMERICA	Listed but not active
CID002761	SAAMP	Gold	FRANCE	Listed but not active

CID002821	Metahub Industries Sdn. Bhd.	Gold	MALAYSIA	Listed but not active
CID002851	AURA-II	Gold	UNITED STATES	Listed but not active
CID002852	Gujarat Gold Centre	Gold	INDIA	Listed but not active
CID002853	Sai Refinery	Gold	INDIA	Listed but not active
CID002854	Universal Precious Metals Refining Zambia	Gold	ZAMBIA	Listed but not active
CID001879	Tantalite Resources	Tantalum	SOUTH AFRICA	Listed but not active
CID002501	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	Tantalum	CHINA	Listed but not active
CID002540	Plansee SE Liezen	Tantalum	AUSTRIA	Listed but not active
CID002546	H.C. Starck GmbH Laufenburg	Tantalum	GERMANY	Listed but not active
CID002556	Plansee SE Reutte	Tantalum	AUSTRIA	Listed but not active
CID002590	E.S.R. Electronics	Tantalum	UNITED STATES OF AMERICA	Listed but not active
CID002705	Avon Specialty Metals Ltd	Tantalum	UNITED KINGDOM	Listed but not active
CID000228	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	Tin	CHINA	Listed but not active
CID000278	CNMC (Guangxi) PGMA Co., Ltd.	Tin	CHINA	Listed but not active
CID000292	Alpha	Tin	UNITED STATES OF AMERICA	Listed but not active

CID000295	Cooperativa Metalurgica de Rondônia Ltda.	Tin	BRAZIL	Listed but not active
CID000306	CV Gita Pesona	Tin	INDONESIA	Listed but not active
CID000307	PT Justindo	Tin	INDONESIA	Listed but not active
CID000308	CV Makmur Jaya	Tin	INDONESIA	Listed but not active
CID000313	CV Serumpun Sebalai	Tin	INDONESIA	Listed but not active
CID000448	Estanho de Rondônia S.A.	Tin	BRAZIL	Listed but not active
CID000465	Feinhütte Halsbrücke GmbH	Tin	GERMANY	Listed but not active
CID000466	Feinhütte Halsbrücke GmbH	Tin	GERMANY	Listed but not active
CID000555	Gejiu Zili Mining And Metallurgy Co., Ltd.	Tin	CHINA	Listed but not active
CID000864	Jiangxi Nanshan	Tin	CHINA	Listed but not active
CID001063	Linwu Xianggui Ore Smelting Co., Ltd.	Tin	CHINA	Listed but not active
CID001070	China Tin Group Co., Ltd.	Tin	CHINA	Listed but not active
CID001071	China Tin Group Co., Ltd.	Tin	CHINA	Listed but not active
CID001136	Metahub Industries Sdn. Bhd.	Tin	MALAYSIA	Listed but not active
CID001143	Metallo Chimique	Tin	BELGIUM	Listed but not active

CID001179	Minmetals Ganzhou Tin Co. Ltd.	Tin	CHINA	Listed but not active
CID001228	Nankang Nanshan Tin Manufactory Co., Ltd.	Tin	CHINA	Listed but not active
CID001305	Novosibirsk Integrated Tin Works	Tin	RUSSIAN FEDERATION	Listed but not active
CID001393	PT Alam Lestari Kencana	Tin	INDONESIA	Listed but not active
CID001406	PT Babel Surya Alam Lestari	Tin	INDONESIA	Listed but not active
CID001409	PT Bangka Kudai Tin	Tin	INDONESIA	Listed but not active
CID001412	PT Bangka Putra Karya	Tin	INDONESIA	Listed but not active
CID001416	PT Bangka Timah Utama Sejahtera	Tin	INDONESIA	Listed but not active
CID001424	PT BilliTin Makmur Lestari	Tin	INDONESIA	Listed but not active
CID001442	PT Fang Di MulTindo	Tin	INDONESIA	Listed but not active
CID001445	PT HP Metals Indonesia	Tin	INDONESIA	Listed but not active
CID001449	PT Koba Tin	Tin	INDONESIA	Listed but not active
CID001466	PT Seirama Tin Investment	Tin	INDONESIA	Listed but not active
CID001476	PT Supra Sukses Trinusa	Tin	INDONESIA	Listed but not active
CID001486	PT Pelat Timah Nusantara Tbk	Tin	INDONESIA	Listed but not active

CID001494	PT Yinchendo Mining Industry	Tin	INDONESIA	Listed but not active
CID002190	YUNXIN colored electrolysis Company Limited	Tin	CHINA	Listed but not active
CID002476	PT Singkep Times Utama	Tin	INDONESIA	Listed but not active
CID002478	PT Tirus Putra Mandiri	Tin	INDONESIA	Listed but not active
CID002479	PT Wahana Perkit Jaya	Tin	INDONESIA	Listed but not active
CID002507	Phoenix Metal Ltd.	Tin	RWANDA	Listed but not active
CID002570	CV Ayi Jaya	Tin	INDONESIA	Listed but not active
CID002573	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Tin	VIET NAM	Listed but not active
CID002574	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Tin	VIET NAM	Listed but not active
CID002592	CV Dua Sekawan	Tin	INDONESIA	Listed but not active
CID002703	An Vinh Joint Stock Mineral Processing Company	Tin	VIET NAM	Listed but not active
CID002825	An Thai Minerals Co., Ltd.	Tin	VIET NAM	Listed but not active
CID000345	Dayu Weiliang Tungsten Co., Ltd.	Tungsten	CHINA	Listed but not active
CID000868	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	Tungsten	CHINA	Listed but not active
CID002047	Wolfram Company CJSC	Tungsten	RUSSIAN FEDERATION	Listed but not active

CID002313	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	Tungsten	CHINA	Listed but not active
CID002493	Jiangxi Richsea New Materials Co., Ltd.	Tungsten	CHINA	Listed but not active
CID002518	Dayu Jincheng Tungsten Industry Co., Ltd.	Tungsten	CHINA	Listed but not active
CID002531	Ganxian Shirui New Material Co., Ltd.	Tungsten	CHINA	Listed but not active
CID002532	Pobedit, JSC	Tungsten	RUSSIAN FEDERATION	Listed but not active
CID002536	Ganzhou Yatai Tungsten Co., Ltd.	Tungsten	CHINA	Listed but not active
CID002538	Sanher Tungsten Vietnam Co., Ltd.	Tungsten	VIET NAM	Listed but not active
CID002578	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	Tungsten	CHINA	Listed but not active
CID002647	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	Tungsten	CHINA	Listed but not active
CID002767	A.L.M.T. Corp.	Tungsten	JAPAN	Listed but not active
CID002833	ACL Metais Eireli	Tungsten	BRAZIL	Listed but not active
	UNSPECIFIED	Gold	TAIWAN	Outreach required
	Aktyubinsk Copper Company TOO	Gold	KAZAKHSTAN	Outreach required
	Alpha	Gold	UNITED STATES	Outreach required
	Alpha Metals Korea	Gold	KOREA, REPUBLIC OF	Outreach required
	Asarco	Gold	UNITED STATES	Outreach required
	Atotech	Gold	GERMANY	Outreach required

Auston powder	Gold	UNITED STATES	Outreach required
Baiyin Nonferrous Metals Corporation (BNMC)	Gold	CHINA	Outreach required
BALORE REFINERSGA	Gold	INDIA	Outreach required
Bangalore Refinary	Gold	INDIA	Outreach required
Bangalore Refinery	Gold	INDIA	Outreach required
Bangalore Refinery	Gold	INDIA	Outreach required
BANGALORE REFINERY P	Gold	INDIA	Outreach required
Bangalore Refinery Pnt Ltd	Gold	INDIA	Outreach required
Bangalore Refinery Pvt Ltd	Gold	INDIA	Outreach required
Bank of Switzerland	Gold	SWITZERLAND	Outreach required
bao yu hua	Gold	CHINA	Outreach required
Bauer Walser AG	Gold	GERMANY	Outreach required
Cendres + Métaux SA	Gold	SWITZERLAND	Outreach required
Central Bank of the DPR of Korea	Gold	KOREA, REPUBLIC OF	Outreach required
CHANGCHENG GOLD AND SILVER REFINERY CO., LTD.	Gold	CHINA	Outreach required
Changsha South Tantalum Niobium Co., Ltd.	Gold	CHINA	Outreach required
china Gold international resources corp.ltd	Gold	CHINA	Outreach required
China Golddeal	Gold	CHINA	Outreach required
China National Gold Group Corporation	Gold	CHINA	Outreach required
Codelco	Gold	Chile	Outreach required
Colt Refining	Gold	UNITED STATES	Outreach required
Daejin Indus Co. Ltd	Gold	KOREA, REPUBLIC OF	Outreach required

DaeryongENC	Gold	KOREA, REPUBLIC OF	Outreach required
Dongguan Standard Electronic Material Co., Ltd	Gold	CHINA	Outreach required
Dongguan Standard Electronic Material.Co.,Ltd	Gold	CHINA	Outreach required
Dongguanshi Sutande Dianzi Cailiao Yoouxiange	Gold	CHINA	Outreach required
Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	Gold	CHINA	Outreach required
Dong-Wo Co., Ltd.	Gold	CHINA	Outreach required
electro metals	Gold	UNITED STATES	Outreach required
ENTHONE OMI	Gold	UNITED STATES	Outreach required
ERCEI	Gold	France	Outreach required
Ferro Corporation	Gold	UNITED STATES	Outreach required
Fujian Jinxin Tungsten Co., Ltd.	Gold	CHINA	Outreach required
gong an ju	Gold	CHINA	Outreach required
Guandong Jinding Material co., Ltd.	Gold	CHINA	Outreach required
Hang Seng Technology	Gold	CHINA	Outreach required
Hawkins Inc	Gold	UNITED STATES	Outreach required
Heesung Catalysts	Gold	KOREA, REPUBLIC OF	Outreach required
Heimerdinger	Gold	GERMANY	Outreach required
HeNan LingBao Jin Kuan	Gold	CHINA	Outreach required
Heraeus Ltd. Hong Kong	Gold	HONG KONG	Outreach required
HeTai Gold Mineral GuangDong Ltd. Co.	Gold	CHINA	Outreach required
HON HAI PRECISION IN	Gold	TAIWAN	Outreach required
Hon Shen Co. Ltd	Gold	CHINA	Outreach required

Hutti Gold Mines Co.	Gold	INDIA	Outreach required
Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	Gold	CHINA	Outreach required
inovan gmbh	Gold	GERMANY	Outreach required
ISLAND GOLD REFINERY	Gold	CHINA	Outreach required
Japan Pure Chemical	Gold	JAPAN	Outreach required
Jin Jinyin refining company limited	Gold	CHINA	Outreach required
Jinlong Copper Co., Ltd.	Gold	CHINA	Outreach required
JSC "Aurat"	Gold	RUSSIAN FEDERATION	Outreach required
K.A Rasmussen as	Gold	NORWAY	Outreach required
Kanfort Industrial (Yantai) Co. Ltd.	Gold	CHINA	Outreach required
KeeShing	Gold	CHINA	Outreach required
Korea Zinc Co. Ltd.	Gold	KOREA, REPUBLIC OF	Outreach required
Kosak Seiren	Gold	JAPAN	Outreach required
Kunshan Jinli chemical industry reagents co.,Ltd.	Gold	CHINA	Outreach required
L' azurde Company For Jewelry	Gold	SAUDI ARABIA	Outreach required
LiBaoJia	Gold	CHINA	Outreach required
Lingbao Gold Company Limited	Gold	CHINA	Outreach required
Mead Metals	Gold	UNITED STATES	Outreach required
Metalor France	Gold	France	Outreach required
Metalor Technologies	Gold	SWITZERLAND	Outreach required
Metalor Technologies (Hong Kong) Ltd	Gold	HONG KONG	Outreach required
Metalor Technologies SA	Gold	SWITZERLAND	Outreach required

METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	Gold	MEXICO	Outreach required
MK Electron	Gold	KOREA, REPUBLIC OF	Outreach required
MPF	Gold	France	Outreach required
N.E. Chemcat Corporation	Gold	JAPAN	Outreach required
NANCHUANGSHENGHUA NON-FERROUS MEATAL ALLOY FACTORY	Gold	CHINA	Outreach required
Nihon Superior Co., Ltd.	Gold	JAPAN	Outreach required
Ohura Precious Metal Industry Co., Ltd	Gold	JAPAN	Outreach required
OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastvetmet)	Gold	RUSSIAN FEDERATION	Outreach required
OJSC Kolyma Refinery	Gold	RUSSIAN FEDERATION	Outreach required
PAMP SA	Gold	SWITZERLAND	Outreach required
Pogo Gold Mining	Gold	UNITED STATES	Outreach required
PT DS Jaya Abadi	Gold	INDONESIA	Outreach required
PX Précinox SA	Gold	SWITZERLAND	Outreach required
Rand Refinery (Pty) Ltd	Gold	SOUTH AFRICA	Outreach required
Realized the enterprise co.,ltd.	Gold	CHINA	Outreach required
Sanmenxia HengSheng	Gold	CHINA	Outreach required
Sanmenxia HengSheng Science Technology R&D CO.LTD	Gold	CHINA	Outreach required
Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	Gold	CHINA	Outreach required
Schone Edelmetaal	Gold	NETHERLANDS	Outreach required
Scotia Mocatta	Gold	HONG KONG	Outreach required
SEMPSA Joyería Platería SA	Gold	SPAIN	Outreach required
SENJU METAL INDUSTRY CO.,LTD.	Gold	JAPAN	Outreach required

Shan Dong Huangjin	Gold	CHINA	Outreach required
Shandong Hengbang Smelter Co.,ltd	Gold	CHINA	Outreach required
Shandong Jun Mai Fu	Gold	CHINA	Outreach required
Shandong Tiancheng Biological Gold Industrial Co. Ltd.	Gold	CHINA	Outreach required
Shandong Zhaoyuan	Gold	CHINA	Outreach required
shang hai gold trader	Gold	CHINA	Outreach required
Shanghai Gold Exchan	Gold	CHINA	Outreach required
Shanghai Gold Exchange	Gold	CHINA	Outreach required
Shenzhen Heng Zhong Industry Co.,Ltd.	Gold	CHINA	Outreach required
SHENZHEN TIANCHENG CHEMICAL CO LTD	Gold	CHINA	Outreach required
Shenzhen Zhonghenglong Real Industry Co., Ltd.	Gold	CHINA	Outreach required
Singway Technologies	Gold	TAIWAN	Outreach required
SINO-PLATINUM METALS CO.,LTD	Gold	CHINA	Outreach required
Sojitz	Gold	JAPAN	Outreach required
Soochow University's	Gold	CHINA	Outreach required
Standard Bank	Gold	HONG KONG	Outreach required
Sumisho	Gold	JAPAN	Outreach required
Super Dragon Technology Co., Ltd	Gold	CHINA	Outreach required
Super Dragon Technoloty Co. Ltd.	Gold	Taiwan	Outreach required
Suzhou Xingrui Noble	Gold	CHINA	Outreach required
Taizhou Chang San Jiao Electric Company	Gold	CHINA	Outreach required
TAIZHOU CHANGSANJIAO CO.,LTD	Gold	CHINA	Outreach required

Tai'zhou City Yangtze River Delta Electron Ltd.	Gold	CHINA	Outreach required
Taizhou mayor triangle electronic Co., LTD	Gold	CHINA	Outreach required
Taizhouchang San Jiao electric Company	Gold	CHINA	Outreach required
Technic Inc	Gold	UNITED STATES	Outreach required
TECHNIC INC.	Gold	UNITED STATES	Outreach required
The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining	Gold	CHINA	Outreach required
The Hutti Gold Mines Co., Ltd.	Gold	INDONESIA	Outreach required
THE HUTTI GOLD MINES CO.LTD	Gold	INDIA	Outreach required
Tongling nonferrous Metals Group Co., Ltd	Gold	CHINA	Outreach required
Umicore Precious Metal Refining	Gold	UNITED STATES	Outreach required
Umicore SA Business Unit Precious Metals Refining	Gold	BELGIUM	Outreach required
United Refining	Gold	UNITED STATES	Outreach required
Uyemura	Gold	UNITED STATES	Outreach required
Valcambi SA	Gold	SWITZERLAND	Outreach required
Viagra Di precious metals (Zhaoyuan) Co., Ltd.	Gold	CHINA	Outreach required
W.C. Heraeus GmbH	Gold	GERMANY	Outreach required
WATANABE ELECTRIC	Gold	JAPAN	Outreach required
WATANABE PLATING	Gold	JAPAN	Outreach required
Wuzhong Group	Gold	CHINA	Outreach required
Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	Gold	CHINA	Outreach required
Yantai Zhaojin Kanfort Precious Metals Incorporated Company	Gold	CHINA	Outreach required
Yantai Zhaojinlufu	Gold	CHINA	Outreach required

Yuh-Cheng Material Corporation	Gold	CHINA	Outreach required
Yunnan Metallurgical	Gold	CHINA	Outreach required
Zhaojin Gold & Silver Refinery Co.,Ltd	Gold	CHINA	Outreach required
ZhaoJin Mining Industry Co.,Ltd.	Gold	CHINA	Outreach required
zhaojinjinyinyelian	Gold	CHINA	Outreach required
Zhaoyuan Li Fu Industrial	Gold	CHINA	Outreach required
ZHAOYUAN LIFUSHIYE Co., Ltd	Gold	CHINA	Outreach required
Zhe Jiang Guang Yuan Noble Metal Smelting Factory	Gold	CHINA	Outreach required
Zhongkuang Gold Industry Co., Ltd.	Gold	CHINA	Outreach required
Zhongkuang Gold Industry Co.,LTD	Gold	CHINA	Outreach required
Zhongshan Public Security Bureau, Guangdong Province ,China	Gold	CHINA	Outreach required
Zijin Mining Group Co. Ltd	Gold	CHINA	Outreach required
株式会社日本アレフ	Gold	CHINA	Outreach required
河台金矿	Gold	CHINA	Outreach required
金昌	Gold	TAIWAN	Outreach required
AGL	Tantalum	UNITED STATES	Outreach required
ALMT	Tantalum	CHINA	Outreach required
Alpha Metals	Tantalum	UNITED STATES	Outreach required
Avon Specialty Metals Ltd	Tantalum	UNITED KINGDOM	Outreach required
BÖHLER Schmiedetechn	Tantalum	AUSTRIA	Outreach required
Chaozhou Xianglu Tun	Tantalum	CHINA	Outreach required
China National Nonfe	Tantalum	China	Outreach required

Designed Alloy Produ	Tantalum	UNITED STATES	Outreach required
Designed Alloys	Tantalum	UNITED STATES	Outreach required
Gannon & Scott	Tantalum	UNITED STATES	Outreach required
Global Advanced Metals	Tantalum	UNITED STATES	Outreach required
GTP Corp.	Tantalum	UNITED STATES	Outreach required
Guixi smelting plant	Tantalum	China	Outreach required
Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	Tantalum	CHINA	Outreach required
H.C. Starck Group	Tantalum	GERMANY	Outreach required
H.C. Starck Smelting GmbH & Co.KG	Tantalum	GERMANY	Outreach required
Jade-Sterling	Tantalum	UNITED STATES	Outreach required
Kennametal inc	Tantalum	UNITED STATES	Outreach required
NIPPON MINING & METALS	Tantalum	JAPAN	Outreach required
Plansee	Tantalum	AUSTRIA	Outreach required
PM Kalco Inc	Tantalum	UNITED STATES	Outreach required
SANDVIK HARD MAT.	Tantalum	France	Outreach required
Shanghai Jiangxi Metals Co. Ltd	Tantalum	China	Outreach required
Tantalite Resources	Tantalum	CHINA	Outreach required
ULVAC TOHOKU,Inc.	Tantalum	JAPAN	Outreach required
WBH AG	Tantalum	AUSTRIA	Outreach required
Yao gang xian mining	Tantalum	CHINA	Outreach required
(China Tin Lai Ben Smelter Co., Ltd. )	Tin	CHINA	Outreach required
5N PLUS	Tin	GERMANY	Outreach required

A.E.B. International, Inc.	Tin	UNITED STATES	Outreach required
A.M.P.E.R.E. Deutsch	Tin	GERMANY	Outreach required
AcademyPreciousMetals(China)Co.,Ltd	Tin	CHINA	Outreach required
AFICA	Tin	France	Outreach required
AIM	Tin	CANADA	Outreach required
AIM Solder (Shenzhen) Company Limited	Tin	CHINA	Outreach required
ALLTECH METAL	Tin	France	Outreach required
Alpha Metals Korea Ltd	Tin	KOREA, REPUBLIC OF	Outreach required
Alpha Metals Korea Ltd.	Tin	KOREA, REPUBLIC OF	Outreach required
Amalgamet	Tin	United Kingdom of Great Britain and Northern Ireland	Outreach required
Amalgamet Inc	Tin	PERU	Outreach required
American Iron and Metal	Tin	UNITED STATES of America	Outreach required
AMPERE	Tin	France	Outreach required
An Thai Minerals Company Limited	Tin	VIET NAM	Outreach required
An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	Tin	CHINA	Outreach required
Angelcast Enterprise Co., Ltd.	Tin	CHINA	Outreach required
Aoki Loboratories Ltd	Tin	CHINA	Outreach required
Asahi Solder Technology (Wuxi) Co., Ltd.	Tin	CHINA	Outreach required
Asia Bridge Company Limited by Share Ltd	Tin	TAIWAN	Outreach required
ATI Metalworking Products	Tin	UNITED STATES	Outreach required
Atlantic Metals	Tin	UNITED STATES	Outreach required
Atlas Pacific	Tin	UNITED STATES	Outreach required

ATM ESTANHO IND COM IMP EXP LTDA	Tin	BRAZIL	Outreach required
AURA-II	Tin	UNITED STATES	Outreach required
Aurubis Netherlands	Tin	NETHERLANDS	Outreach required
Ausmelt Limited	Tin	AUSTRALIA	Outreach required
B T Solders Pvt Ltd	Tin	INDIA	Outreach required
Balver Zinn	Tin	GERMANY	Outreach required
Beijing Oriental Guide Welding Materials Co., Ltd.	Tin	CHINA	Outreach required
Best Metais	Tin	ARGENTINA	Outreach required
Best Metais e Solda	Tin	BRAZIL	Outreach required
Best Metals	Tin	BRAZIL	Outreach required
Brinkmann Chemie AG	Tin	GERMANY	Outreach required
Britannia Refined Metals Ltd.	Tin	UNITED KINGDOM	Outreach required
Butterworth Smelter	Tin	MALAYSIA	Outreach required
Caridad	Tin	MEXICO	Outreach required
CFC Cooperativa dos Fundidores de Cassiterita da Amaz?nia Ltda.	Tin	BRAZIL	Outreach required
CFC Cooperative dos Fundidores de Cassiterita da	Tin	BRAZIL	Outreach required
Chemtreat Consultant	Tin	INDIA	Outreach required
Chengli Hanxi Co.Ltd	Tin	CHINA	Outreach required
CHIA FAR	Tin	TAIWAN	Outreach required
China Hongqiao	Tin	CHINA	Outreach required
China Huaxi Group Nandan	Tin	CHINA	Outreach required
Chofu Works	Tin	JAPAN	Outreach required

CIMSA, S.A.	Tin	SPAIN	Outreach required
CNMC (Guangxi) PGMA Co. Ltd.	Tin	CHINA	Outreach required
Cohen Alloys Ltd	Tin	UNITED KINGDOM	Outreach required
Colonial Metals	Tin	UNITED STATES	Outreach required
Complejo Metalurgico Vinto S.A.	Tin	BOLIVIA	Outreach required
COOPERMETAL - Cooperativa Metalúrgica de Rondônia Ltda.	Tin	BRAZIL	Outreach required
COPPER 100	Tin	BRAZIL	Outreach required
Corporation Berhad (MSC)	Tin	MALAYSIA	Outreach required
CSC Pure Technologies	Tin	RUSSIAN FEDERATION	Outreach required
CV DS Jaya Abadi	Tin	INDONESIA	Outreach required
CV Duta Putra Bangka	Tin	INDONESIA	Outreach required
CV JusTindo	Tin	INDONESIA	Outreach required
CV Makmur Jaya	Tin	INDONESIA	Outreach required
CV Nurjanah	Tin	INDONESIA	Outreach required
DAE CHANG IND CO LTD	Tin	KOREA, REPUBLIC OF	Outreach required
Dae Kil	Tin	KOREA, REPUBLIC OF	Outreach required
DAECHANG Co. LTD	Tin	KOREA, REPUBLIC OF	Outreach required
Daewoo International	Tin	KOREA, REPUBLIC OF	Outreach required
Diehl Metall	Tin	GERMANY	Outreach required
dongrong	Tin	CHINA	Outreach required
Dr. soldering tin products Co., Ltd.	Tin	CHINA	Outreach required
Dr.-Ing. Max Schloetter GmbH & Co. KG	Tin	GERMANY	Outreach required

Dr.ing.Max Schloette	Tin	GERMANY	Outreach required
DUKSAN HI-METAL	Tin	KOREA, REPUBLIC OF	Outreach required
Eagle Brass	Tin	UNITED STATES	Outreach required
Egli Fischer	Tin	SWITZERLAND	Outreach required
Electroloy Coroperation Sdn Bhd	Tin	MALAYSIA	Outreach required
Electroloy Metal (Shenzhen) Co. ltd.	Tin	CHINA	Outreach required
Electroloy Metal （Shenzhen）Co.,Ltd	Tin	CHINA	Outreach required
Electroloy Metal Pte	Tin	SINGAPORE	Outreach required
Electroloy Metal PTE LTD	Tin	CHINA	Outreach required
Elmet S.L.U. (Metallo Group)	Tin	SPAIN	Outreach required
Feinhütte Halsbrücke GmbH	Tin	GERMANY	Outreach required
FENIX	Tin	POLAND	Outreach required
Fuji Metal Mining	Tin	THAILAND	Outreach required
Full armor industry Company Limited	Tin	TAIWAN	Outreach required
FUNDITUBA INDÚSTRIA METALÚRGICA LTDA.	Tin	BRAZIL	Outreach required
Funsur	Tin	BRAZIL	Outreach required
Furukawa Electric	Tin	JAPAN	Outreach required
GA AVRIL	Tin	UNITED STATES	Outreach required
Galloo N.V.	Tin	BELGIUM	Outreach required
Gejiu Fengming Metalurgy Chemical Plant	Tin	CHINA	Outreach required
GEJIU GOLD SMELTER MINERALS CO.,LTD	Tin	CHINA	Outreach required
Gejiu Jin Ye Mineral Co., Ltd.	Tin	CHINA	Outreach required

Gejiu Yunxi Group Corp.	Tin	CHINA	Outreach required
GEJIU YUNXIN COLORED	Tin	CHINA	Outreach required
Gejiu YunXin Colored Electrolysis Ltd	Tin	CHINA	Outreach required
Gibbs Wire & Steel Co	Tin	UNITED STATES	Outreach required
Glencore	Tin	CANADA	Outreach required
Gold Bell Group	Tin	CHINA	Outreach required
Grant Manufacturing & Alloying, Inc	Tin	UNITED STATES	Outreach required
Grant Manufacturing and Alloying	Tin	UNITED STATES	Outreach required
Guang Xi Hua Xi Corp	Tin	CHINA	Outreach required
GuangDong Jiatian Stannum Products Co., Ltd	Tin	CHINA	Outreach required
GUANGXI CHINA TIN GROUP CO.,LTD	Tin	CHINA	Outreach required
Guangxi Huaxi Group	Tin	CHINA	Outreach required
Guangxi liuzhou China Tin metals group	Tin	CHINA	Outreach required
Guangxi Pinggui PGMA Co. Ltd.	Tin	CHINA	Outreach required
Guangxi taixing electronic welding material co., LTD	Tin	CHINA	Outreach required
Guangzhou Special Copper & Electronics material Co.,LTD	Tin	CHINA	Outreach required
GUANGZHOU TIANSHUO ELECTRONI TECHNOLOGY.CO.LTD	Tin	CHINA	Outreach required
Guixi Smelter	Tin	CHINA	Outreach required
H. Kramer & Co.	Tin	UNITED STATES	Outreach required
H.J.Enthoven & Sons	Tin	UNITED KINGDOM	Outreach required
Hana-High Metal	Tin	MALAYSIA	Outreach required
Hanbaek nonferrous metals	Tin	KOREA, REPUBLIC OF	Outreach required

HANDOK	Tin	KOREA, REPUBLIC OF	Outreach required
HARADA METAL INDUSTRY CO., LTD.	Tin	JAPAN	Outreach required
Hawkins, Inc.	Tin	UNITED STATES	Outreach required
Hayes Metals Pty Ltd	Tin	NEW ZEALAND	Outreach required
HEESUNG MATERIAL LTD	Tin	KOREA, REPUBLIC OF	Outreach required
Heraeus Germany	Tin	GERMANY	Outreach required
Heraeus Materials Singapore Pte, Ltd.	Tin	SINGAPORE	Outreach required
Heraeus Materials Technology GmbH & Co. KG	Tin	GERMANY	Outreach required
Heraeus Oriental Hitec Co., Ltd.	Tin	KOREA, REPUBLIC OF	Outreach required
Heraeus Precious Metals GmbH & Co. KG	Tin	GERMANY	Outreach required
Heraeus Technology Center	Tin	HONG KONG	Outreach required
Heraeus Zhaoyuan Changshu Electronic Material Co.,Ltd	Tin	CHINA	Outreach required
High Quality Technology Co., Ltd	Tin	CHINA	Outreach required
High-Power Surface Technology	Tin	CHINA	Outreach required
High-tech Limited by Share Ltd	Tin	TAIWAN	Outreach required
Hijos juan de Garay,S.A.	Tin	SPAIN	Outreach required
Hitachi Cable	Tin	JAPAN	Outreach required
Honeywell Electronic Materials, Inc	Tin	UNITED STATES	Outreach required
HongQiao metal parts	Tin	CHINA	Outreach required
HUA ENG WIRE&CABLE CO.,LTD	Tin	TAIWAN	Outreach required
Hua tin smelting Co., Ltd.	Tin	CHINA	Outreach required
HUAHONG CO., LTD	Tin	CHINA	Outreach required

HUANGGANG CITY TONGDING METALLIC MATERIAL CO.LTD	Tin	CHINA	Outreach required
Huanggang Tongding	Tin	CHINA	Outreach required
Huaxi Guangxi Group	Tin	CHINA	Outreach required
Huichang Shun Tin Kam Industries, Ltd.	Tin	CHINA	Outreach required
Hunan Linwu mining limited liability company	Tin	CHINA	Outreach required
Huron Valley Steel Corp	Tin	UNITED STATES	Outreach required
Hyundai-Steel	Tin	KOREA, REPUBLIC OF	Outreach required
IBF IND Brasileira de Ferroligas Ltda	Tin	BRAZIL	Outreach required
IMLI	Tin	INDONESIA	Outreach required
Impag AG	Tin	SWITZERLAND	Outreach required
Impag AG CH-Zürich	Tin	SWITZERLAND	Outreach required
Imperial Zinc, Corp.	Tin	UNITED STATES	Outreach required
Increasingly and Chemical (Suzhou) Co., Ltd.	Tin	CHINA	Outreach required
Ind. Minera Mexico	Tin	MEXICO	Outreach required
INDIUM CORPORATION OF EUROPE	Tin	United Kingdom of Great Britain and Northern Ireland	Outreach required
Indonesia Tin Corp	Tin	INDONESIA	Outreach required
Indonesia(Bangka)	Tin	INDONESIA	Outreach required
Indonesian state tin corporation	Tin	INDONESIA	Outreach required
Indonesian Tin Ingot	Tin	INDONESIA	Outreach required
Ing.Josef Kořínek	Tin	CZECH REPUBLIC	Outreach required
International Wire Group, Inc	Tin	UNITED STATES	Outreach required
Ishihara Chemical Co. Ltd.	Tin	JAPAN	Outreach required

ISHIKAWA METAL CO.,LTD.	Tin	JAPAN	Outreach required
i-TSCL	Tin	GERMANY	Outreach required
Jan Janq	Tin	TAIWAN	Outreach required
JAU JANQ ENTERPRISE CO., LTD.	Tin	TAIWAN	Outreach required
Jean Goldschmidt International	Tin	BELGIUM	Outreach required
Jiangxi Copper Company Limited	Tin	CHINA	Outreach required
Jiangxi huayu metal co., ltd.	Tin	CHINA	Outreach required
Jiangxi Jinshunda Tin Co. Ltd.	Tin	CHINA	Outreach required
Jiangxi Yaosheng Tungsten Co., Ltd.	Tin	CHINA	Outreach required
JiangxiShunda Huichang Kam Tin Co., Ltd.	Tin	CHINA	Outreach required
Jin Tian	Tin	CHINA	Outreach required
Jin Zhou	Tin	CHINA	Outreach required
JU TAI INDUSTRIAL CO.,LTD.	Tin	CHINA	Outreach required
KARAS PLATING LTD	Tin	UNITED KINGDOM	Outreach required
Kemet Blue Powder	Tin	UNITED STATES	Outreach required
Ketabang	Tin	CHINA	Outreach required
Kewei Tin Co.,ltd	Tin	CHINA	Outreach required
KIESOW DR. BRINKMANN	Tin	GERMANY	Outreach required
Kihong T&G	Tin	INDONESIA	Outreach required
KME France	Tin	FRANCE	Outreach required
KME Germany	Tin	GERMANY	Outreach required
KOBA	Tin	INDONESIA	Outreach required

Koepp Schaum GmbH	Tin	GERMANY	Outreach required
KOKI JAPAN	Tin	JAPAN	Outreach required
KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	Tin	CZECH REPUBLIC	Outreach required
Kundur Smelter	Tin	INDONESIA	Outreach required
Kundur Smelter	Tin	INDONESIA	Outreach required
Kunshan xiubo	Tin	CHINA	Outreach required
Kupol	Tin	RUSSIAN FEDERATION	Outreach required
Laibin China Tin Smelting Co., Ltd.	Tin	CHINA	Outreach required
Lai'bin China Tin Smelting Ltd.	Tin	CHINA	Outreach required
Levitra can, Shenzhen Electronic Technology Co., Ltd.	Tin	CHINA	Outreach required
Lingbao Jinyuan tonghu	Tin	CHINA	Outreach required
LUPON ENTERPRISE CO., LTD	Tin	TAIWAN	Outreach required
M&R Claushuis BV	Tin	NETHERLANDS	Outreach required
Maanshan Dongshen electronic material factory	Tin	CHINA	Outreach required
MacDermid	Tin	UNITED STATES	Outreach required
MacDermid GmbH	Tin	GERMANY	Outreach required
Malaysia Aluminium & Alloy Sdn.Bhd	Tin	MALAYSIA	Outreach required
Malaysia Smelting Corporation Berhad	Tin	MALAYSIA	Outreach required
MANAAS MEYERLARGICAL	Tin	INDIA	Outreach required
Materials Eco-Refining Co. Ltd.	Tin	JAPAN	Outreach required
Matsuo solder Co., Ltd.	Tin	JAPAN	Outreach required
Matsushima Metal Co., Ltd	Tin	JAPAN	Outreach required

MBO	Tin	FRANCE	Outreach required
MCP Group	Tin	UNITED STATES of America	Outreach required
MCP Heck	Tin	GERMANY	Outreach required
MCP Metal Specialist Inc.	Tin	UNITED STATES	Outreach required
MCP Metal Specialities Inc.	Tin	UNITED STATES	Outreach required
MCP Mining & Chemical Products Ltd. UK	Tin	UNITED KINGDOM	Outreach required
MEDEKO CAST s.r.o.	Tin	SLOVAKIA (Slovak Republic)	Outreach required
Melt Metais e Ligas S/A	Tin	BRAZIL	Outreach required
Meng neng	Tin	CHINA	Outreach required
Mentok Smelter	Tin	INDONESIA	Outreach required
Metaconcept	Tin	France	Outreach required
Metahub Industries Sdn. Bhd.	Tin	MALAYSIA	Outreach required
Metallo Chimique	Tin	BELGIUM	Outreach required
Metallum Metal Tradi	Tin	SWITZERLAND	Outreach required
Metalor USA Refining Corporation	Tin	UNITED STATES	Outreach required
Midland Industries, Inc.	Tin	UNITED STATES	Outreach required
Millard Wire	Tin	UNITED STATES	Outreach required
Minchai Metal Indust	Tin	TAIWAN	Outreach required
Minchali Metal Industry	Tin	TAIWAN	Outreach required
Mineral-Metal s.r.o.	Tin	CZECH REPUBLIC	Outreach required
Ming Li Jia smelt Metal Factory	Tin	CHINA	Outreach required
Minmetals Ganzhou Tin Co. Ltd.	Tin	CHINA	Outreach required

Minsur	Tin	PERU	Outreach required
Minsur S.A. Tin Metal (&Mineração Taboca S.A.)	Tin	UNITED STATES	Outreach required
Mits-Tec (Shanghai) Co. Ltd.	Tin	CHINA	Outreach required
Mitsubishi Electric Metecs Co Ltd	Tin	JAPAN	Outreach required
Mitsui Mining and Smelting Co., Ltd.	Tin	JAPAN	Outreach required
Monette	Tin	GERMANY	Outreach required
Morigin Company	Tin	JAPAN	Outreach required
MSC	Tin	MALAYSIA	Outreach required
Multiple Xin precision metal electroplating factory	Tin	CHINA	Outreach required
Nancang Metal Material Co.,Ltd	Tin	CHINA	Outreach required
Nandan China Tin Group, Guangxi, China	Tin	CHINA	Outreach required
Nankang Nanshan Tin Manufactory Co., Ltd.	Tin	CHINA	Outreach required
Nathan Trotter	Tin	UNITED STATES	Outreach required
Nathan Trotter & Co INC.	Tin	PERU	Outreach required
Nathan Trotter & Co.	Tin	UNITED STATES	Outreach required
Nathan Trotter & Co., Inc.	Tin	UNITED STATES	Outreach required
Neuhaus	Tin	GERMANY	Outreach required
NGHE TIN NON-FERROUS METAL	Tin	VIET NAM	Outreach required
Nihon Genma MFG Co., Ltd.	Tin	THAILAND	Outreach required
Nihon Kagaku Sangyo Co., Ltd	Tin	JAPAN	Outreach required
Nihon superior co.,Ltd	Tin	JAPAN	Outreach required
NINGBO CITY CHANGZHEN COPPER CO.,LTD	Tin	CHINA	Outreach required

Ningbo Jintian copper (Group ) Company Limited	Tin	CHINA	Outreach required
Nippon Filler Metals Ltd	Tin	JAPAN	Outreach required
Nohon Superior Co.,	Tin	JAPAN	Outreach required
Norteña de Metales, SA	Tin	Spain	Outreach required
Novosibirsk Processing Plant Ltd.	Tin	RUSSIAN FEDERATION	Outreach required
OM Manufacturing Phils. Inc.	Tin	PHILIPPINES	Outreach required
Operaciones Metalugicas SA.	Tin	INDONESIA	Outreach required
PGMA	Tin	CHINA	Outreach required
PIREKS	Tin	TURKEY	Outreach required
PL Timah Tbk	Tin	INDONESIA	Outreach required
Pohang Iron and Steel Co. Ltd.	Tin	KOREA, REPUBLIC OF	Outreach required
Poongsan Corporation	Tin	KOREA, REPUBLIC OF	Outreach required
Posco	Tin	KOREA, REPUBLIC OF	Outreach required
Prifer Com de Sucata	Tin	BRAZIL	Outreach required
PT Alam Lestari Kencana	Tin	INDONESIA	Outreach required
PT Babel Surya Alam Lestari	Tin	INDONESIA	Outreach required
PT Bangka Putra Karya	Tin	INDONESIA	Outreach required
PT Bangka Timah Utama Sejahtera	Tin	INDONESIA	Outreach required
PT BilliTin Makmur Lestari	Tin	INDONESIA	Outreach required
PT Bukit Timah	Tin	INDONESIA	Outreach required
PT Citra Logam AlphaSejahtera	Tin	INDONESIA	Outreach required
PT Fang Di MulTindo	Tin	INDONESIA	Outreach required

PT HP Metals Indonesia	Tin	INDONESIA	Outreach required
PT Indra Eramulti Logam industri	Tin	INDONESIA	Outreach required
PT Koba Tin	Tin	INDONESIA	Outreach required
PT Koba Tin	Tin	INDONESIA	Outreach required
PT NATARI	Tin	INDONESIA	Outreach required
PT Refined Banka Tin	Tin	INDONESIA	Outreach required
PT Singkep Times Utama	Tin	INDONESIA	Outreach required
PT Sumber Jaya Indah	Tin	INDONESIA	Outreach required
PT Supra Sukses Trinusa	Tin	INDONESIA	Outreach required
PT Timah	Tin	INDONESIA	Outreach required
PT Timah (Persero) Tbk Mentok	Tin	INDONESIA	Outreach required
PT Tinindo Inter Nusa	Tin	INDONESIA	Outreach required
PT Yinchendo Mining Industry	Tin	INDONESIA	Outreach required
PT. Supra Sukses Trinusa	Tin	INDONESIA	Outreach required
PT.DS JAYA ABADI	Tin	INDONESIA	Outreach required
PT.Indra Eramulti Logam Industri	Tin	INDONESIA	Outreach required
Pure Technology	Tin	RUSSIAN FEDERATION	Outreach required
QianDao Co. ,ltd	Tin	CHINA	Outreach required
Qualitek delta philippines	Tin	PHILIPPINES	Outreach required
Rahman Hydraulic Tin Berhad	Tin	MALAYSIA	Outreach required
Rahman Hydrulic Tin Sdn Bhd	Tin	MALAYSIA	Outreach required
RBT	Tin	INDONESIA	Outreach required

REDRING SOLDER (M) SDN BHD	Tin	MALAYSIA	Outreach required
REDSUN	Tin	TAIWAN	Outreach required
REYNOLDS	Tin	FRANCE	Outreach required
Rohm & Haas	Tin	GERMANY	Outreach required
Rohm & Hass	Tin	CHINA	Outreach required
Rohm and Haas Deutschland GmbH	Tin	GERMANY	Outreach required
RST	Tin	GERMANY	Outreach required
Rui Da Hung	Tin	TAIWAN	Outreach required
S Company	Tin	THAILAND	Outreach required
SA Minsur	Tin	PERU	Outreach required
Sabin Metal Corp.	Tin	UNITED STATES	Outreach required
SAMATRON CO.,LTD.	Tin	KOREA, REPUBLIC OF	Outreach required
Samhwa Non-ferrorus Metal Ind. Co. Ltd	Tin	KOREA, REPUBLIC OF	Outreach required
Samhwa non-ferrorus Metal ind.co.ltd	Tin	KOREA, REPUBLIC OF	Outreach required
Samtec	Tin	UNITED STATES	Outreach required
SAMWON METALS Corp.	Tin	KOREA, REPUBLIC OF	Outreach required
SAN-ETSU METALS	Tin	JAPAN	Outreach required
SARBAK	Tin	TURKEY	Outreach required
Senju	Tin	JAPAN	Outreach required
Senju Metal Industry Co., Ltd	Tin	JAPAN	Outreach required
Sevotrans	Tin	GERMANY	Outreach required
SGS	Tin	BOLIVIA	Outreach required

SGS BOLIVIA S.A.	Tin	BOLIVIA	Outreach required
Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	Tin	CHINA	Outreach required
Shanghai Hubao Coppe	Tin	CHINA	Outreach required
Shanghai Yuanhao Surface Finishing Co. Ltd.	Tin	CHINA	Outreach required
ShangHai YueQiang Metal Products Co., LTD	Tin	CHINA	Outreach required
Shao Xing Tian Long Tin Materials Co. LTD.	Tin	CHINA	Outreach required
Shapiro	Tin	UNITED STATES	Outreach required
Shen Mao Solder (M) Sdn. Bhd.	Tin	MALAYSIA	Outreach required
Shen Zhen Rui Yun Feng Industry Co.,Ltd	Tin	CHINA	Outreach required
SHENMAO TECHNOLOGY INC	Tin	TAIWAN	Outreach required
SHENZHEN CHEMICALS & LIGHT INDUSTRY CO.,LTD.	Tin	CHINA	Outreach required
Shenzhen Honghe Yunguan Tin Co., Ltd.	Tin	CHINA	Outreach required
Shenzhen keaixin Technology	Tin	CHINA	Outreach required
Shenzhen new jin spring solder products Co., LTD	Tin	CHINA	Outreach required
Shenzhen Yi Cheng Industrial	Tin	CHINA	Outreach required
Shuer Der Industry (Jiangsu) Co. Ltd.	Tin	CHINA	Outreach required
Sichuan Guanghan Jiangnan casting smelters	Tin	CHINA	Outreach required
Sinitron, Shenmao Solder (M) Sdn. Bhd.	Tin	MALAYSIA	Outreach required
Sipi Metals Corp	Tin	UNITED STATES	Outreach required
Sizer Metals PTE	Tin	SINGAPORE	Outreach required
Smclting&Refining	Tin	THAILAND	Outreach required
SMIC SENJU MALAYSIA	Tin	MALAYSIA	Outreach required

Soft Metals Ltd.	Tin	BRAZIL	Outreach required
SOLDER COAT CO.,LTD.	Tin	JAPAN	Outreach required
Solder coating Co., Ltd	Tin	JAPAN	Outreach required
Solnet Metal Industry Co.，Ltd	Tin	TAIWAN	Outreach required
SORIMETAL	Tin	FRANCE	Outreach required
Standard Lublin Sp. z o.o. (intermediary)	Tin	POLAND	Outreach required
Stretti	Tin	MALAYSIA	Outreach required
Sumitomo Metal Mining Co. Ltd.	Tin	CANADA	Outreach required
Sun Surface Technology Co Ltd	Tin	CHINA	Outreach required
SUN SURFACE TECHNOLOGY CO.,LTD	Tin	CHINA	Outreach required
Sundwiger Messingwerk GmbH & Co.KG	Tin	GERMANY	Outreach required
Super Dragon Technology Co. Ltd.	Tin	TAIWAN	Outreach required
Super Ligas	Tin	BRAZIL	Outreach required
Suzhou Co. Ltd.	Tin	CHINA	Outreach required
SUZHOU NUONENGDA CHEMICAL CO.,LTD	Tin	CHINA	Outreach required
swissmetal	Tin	SWITZERLAND	Outreach required
Swopes Salvage	Tin	UNITED STATES	Outreach required
Taicang City Nancang Metal Meterial Co.,Ltd	Tin	CHINA	Outreach required
Taiwan Total Co. Ltd.	Tin	TAIWAN	Outreach required
Talcang City Nankang Metal Materila Co., Ltd	Tin	CHINA	Outreach required
Tambang Timah	Tin	INDONESIA	Outreach required
Tamura	Tin	JAPAN	Outreach required

Tamura Corporation	Tin	JAPAN	Outreach required
Tanaka Kikinzoku kogyo K.K.	Tin	JAPAN	Outreach required
TCC steel	Tin	KOREA, REPUBLIC OF	Outreach required
TDK	Tin	JAPAN	Outreach required
Technic	Tin	UNITED STATES	Outreach required
Teck Metals Ltd	Tin	CANADA	Outreach required
TENNANT METAL PTY LTD.	Tin	AUSTRALIA	Outreach required
Termomecanica	Tin	BRAZIL	Outreach required
Thai Solder Industry Corp.,Ltd.	Tin	THAILAND	Outreach required
Thailand Smelting & Refining Co Ltd	Tin	THAILAND	Outreach required
Thaisarco	Tin	THAILAND	Outreach required
ThyssenKrupp	Tin	GERMANY	Outreach required
Tianjin Huamei	Tin	CHINA	Outreach required
TIANSHUI LONGBO BUSINESS &TRADE CO.,LTD.	Tin	CHINA	Outreach required
Tim Plating Gejiu	Tin	CHINA	Outreach required
TIMA	Tin	INDONESIA	Outreach required
TIMAH	Tin	CHINA	Outreach required
Tin Plating Gejiu	Tin	CHINA	Outreach required
Tin Products Manufacturing Co. Ltd.	Tin	CHINA	Outreach required
TODINI AND CO SPA	Tin	ITALY	Outreach required
Ton Yi Industrial Corporation	Tin	TAIWAN	Outreach required
Tong Ding Metal Company. Ltd.	Tin	CHINA	Outreach required

Tong Ding Metal Materials Co., Ltd.	Tin	CHINA	Outreach required
TONGDING METALLIC MATERIAL CO.LTD	Tin	CHINA	Outreach required
TonYiIndustrial Corporation	Tin	TAIWAN	Outreach required
Traxys	Tin	FRANCE	Outreach required
Umicore Haboken	Tin	BELGIUM	Outreach required
Uni Bros Metal Pte Ltd	Tin	SINGAPORE	Outreach required
UNI BROS METAL PTE.LTD	Tin	SINGAPORE	Outreach required
Uniforce Metal Industrial Corp.	Tin	INDONESIA	Outreach required
Unit Metalurgi PT Timah (Persero ) Tbk	Tin	INDONESIA	Outreach required
Univertical Corp	Tin	UNITED STATES	Outreach required
Univertical International (Suzhou) Co., Ltd	Tin	CHINA	Outreach required
Univertical International (Suzhou) Co., Ltd.	Tin	CHINA	Outreach required
Unknown	Tin	Unknown	Outreach required
Unvertical International(Suzhou)Co.,Ltd	Tin	CHINA	Outreach required
VERTEX METALS INCORPORATION	Tin	TAIWAN	Outreach required
Vishay Intertechnology	Tin	CHINA	Outreach required
Vitkovicke slevarny	Tin	CZECH REPUBLIC	Outreach required
Watanabe Plating co.	Tin	JAPAN	Outreach required
WC Heraeus Hanau	Tin	GERMANY	Outreach required
Well-Lin Enterprise Co Ltd	Tin	TAIWAN	Outreach required
Westfalenzinn	Tin	GERMANY	Outreach required
Westfalenzinn J. Jos	Tin	GERMANY	Outreach required

Westmetall GmbH & Co. KG	Tin	GERMANY	Outreach required
Wieland Metals	Tin	UNITED STATES	Outreach required
Wilhelm Westmetall, Germany	Tin	GERMANY	Outreach required
Wind Yunnan Nonferrous Metals Co.,Ltd.	Tin	CHINA	Outreach required
Winter Metalle GmbH	Tin	GERMANY	Outreach required
WKK PCB Trading Ltd	Tin	CHINA	Outreach required
Wu Xi Shi Yi Zheng Ji Xie She Bei Company	Tin	CHINA	Outreach required
Wuxi Lantronic Electronic Co Ltd	Tin	CHINA	Outreach required
wuxi yunxi	Tin	CHINA	Outreach required
WUXI YUNXI SANYE SOLDER FACTORY	Tin	CHINA	Outreach required
Xia Yi metal industry Co., Ltd.	Tin	CHINA	Outreach required
Xianghualing Tin Industry Co., Ltd.	Tin	CHINA	Outreach required
XiHai	Tin	CHINA	Outreach required
XIN WANG copper smelter	Tin	CHINA	Outreach required
xinmao tin corp .,ltd	Tin	CHINA	Outreach required
XURI	Tin	CHINA	Outreach required
Yifeng Tin Industry (Chenzhou) Co Ltd	Tin	CHINA	Outreach required
YTMM	Tin	CHINA	Outreach required
Yun Tin Group	Tin	CHINA	Outreach required
Yun Xi	Tin	CHINA	Outreach required
Yun'an Dian'xi Tin Mine	Tin	CHINA	Outreach required
Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	Tin	CHINA	Outreach required

Yunnan Chengo Electric Smelting Plant	Tin	CHINA	Outreach required
YunNan GeJiu Jin Ye Mineral Co.,Ltd	Tin	CHINA	Outreach required
Yunnan Industrial Co., Ltd.	Tin	CHINA	Outreach required
Yunnan Metallurgical Group	Tin	CHINA	Outreach required
Yunnan, China Rare Metal Materials Company	Tin	CHINA	Outreach required
Yuntinic Chemical GmbH	Tin	CHINA	Outreach required
YunXi	Tin	GERMANY	Outreach required
Yun'xin Non-ferrous Electroanalysis Ltd.	Tin	CHINA	Outreach required
Yutinic Reousrces	Tin	UNITED STATES	Outreach required
Zhangzhou Macro Real Non-Ferrous Metals	Tin	CHINA	Outreach required
Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	Tin	CHINA	Outreach required
ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTINGS FACTORY	Tin	CHINA	Outreach required
ZhongShi	Tin	CHINA	Outreach required
Zhuhai Horyison Solder Co.,Ltd	Tin	CHINA	Outreach required
Zhuhai Quanjia	Tin	CHINA	Outreach required
ZHUZHOU SMELTER GROUP CO., LTD	Tin	CHINA	Outreach required
Zi Jin Copper	Tin	CHINA	Outreach required
Zong Yang Industrial Co., Ltd.	Tin	TAIWAN	Outreach required
Zuhai Horyison Solder Co.,Ltd.	Tin	CHINA	Outreach required
ソルダーコート株式会社	Tin	JAPAN	Outreach required
中国广西南丹华锡集团	Tin	CHINA	Outreach required
临武湘桂矿冶有限责任公司	Tin	CHINA	Outreach required

云南冶金集团股份有限公司	Tin	CHINA	Outreach required
云锡集团	Tin	CHINA	Outreach required
亜橋企業股份有限公司	Tin	TAIWAN	Outreach required
來賓华锡冶炼有限公司 (China Tin Lai Ben Smelter Co., Ltd. )	Tin	CHINA	Outreach required
侠益金属工業（股）有限公司	Tin	CHINA	Outreach required
優耐銅材（蘇州）有限公司	Tin	CHINA	Outreach required
全鎧實業（股）有限公司	Tin	TAIWAN	Outreach required
千住金属工業株式会社	Tin	JAPAN	Outreach required
台年高科技股份有限公司	Tin	TAIWAN	Outreach required
天津互地环保科技有限公司	Tin	CHINA	Outreach required
宗楊實業有限公司	Tin	TAIWAN	Outreach required
日益和化工（苏州）有限公司 Increasingly and Chemical (Suzhou) Co., Ltd.	Tin	CHINA	Outreach required
日益和化工(蘇州)有限公司 SUN SURFACE TECHNOLOGY CO.,LTD	Tin	CHINA	Outreach required
来宾华锡冶炼有限公司	Tin	CHINA	Outreach required
松尾ハンダ株式会社	Tin	JAPAN	Outreach required
松島金属株式会社	Tin	JAPAN	Outreach required
Alloys Imphy	Tungsten	France	Outreach required
Altlantic Metals	Tungsten	UNITED STATES	Outreach required
ASSAB	Tungsten	CHINA	Outreach required
AVX Corporation	Tungsten	UNITED STATES	Outreach required
Base on supplier, not sure	Tungsten	JAPAN	Outreach required
Bejing Tian-long	Tungsten	CHINA	Outreach required

Cabot Corporation	Tungsten	UNITED STATES	Outreach required
Canon-Muskegon Corp	Tungsten	UNITED STATES	Outreach required
DaeguTec Ltd.	Tungsten	KOREA, REPUBLIC OF	Outreach required
Degutea	Tungsten	KOREA, REPUBLIC OF	Outreach required
Exotech.Inc	Tungsten	KAZAKHSTAN	Outreach required
Ganzhou Haichuang Tungsten Industry Co., Ltd.	Tungsten	CHINA	Outreach required
Gerard Daniel Worldw	Tungsten	UNITED STATES	Outreach required
HC Starck GmbH	Tungsten	GERMANY	Outreach required
Hitachi Metals, Ltd., Yasugi Works	Tungsten	JAPAN	Outreach required
JIANGSU HETIAN SCI-TECH MATERIAL CO.,LTD	Tungsten	CHINA	Outreach required
Jiangxi Richsea New Materials Co., Ltd	Tungsten	CHINA	Outreach required
Jiangxi Richsea New Materials Co., Ltd.	Tungsten	CHINA	Outreach required
Jiujiang Tanbre	Tungsten	CHINA	Outreach required
JSC Hydrometallurg (Wolfram Company CJSC)	Tungsten	RUSSIAN FEDERATION	Outreach required
KYORITSU GOKIN CO.,LTD.	Tungsten	JAPAN	Outreach required
Luoyang Mudu Tungsten & Molybdenum Technology Co. Ltd	Tungsten	CHINA	Outreach required
Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd	Tungsten	CHINA	Outreach required
Midwest Tungsten Wire Co.	Tungsten	UNITED STATES	Outreach required
Nanchang Cemeted Carbide Limited Liability Company	Tungsten	CHINA	Outreach required
North American Tungsten Corporation Ltd	Tungsten	UNITED STATES of America	Outreach required
North American Tungsten Corporation Ltd.	Tungsten	CANADA	Outreach required
Philippine Chuangin Industrial Co., Inc.	Tungsten	PHILIPPINES	Outreach required

Sincemat Co, Ltd	Tungsten	CHINA	Outreach required
Solar Applid Materails Technology Corp.	Tungsten	TAIWAN	Outreach required
Sumitomo Electric, USA (A.L.M.T.)	Tungsten	UNITED STATES	Outreach required
TaeguTec	Tungsten	KOREA, REPUBLIC OF	Outreach required
ugitech	Tungsten	France	Outreach required
Western Metal Materials Co.,ltd	Tungsten	CHINA	Outreach required
White Solder Metalurgia e Mineração Ltda.	Tungsten	BRAZIL	Outreach required
Xiamen Golden Egret Speical Alloy Co., Ltd	Tungsten	CHINA	Outreach required
Xiamen Honglu Tungsten Molybdenum Industry Co.,Ltd	Tungsten	CHINA	Outreach required
Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.	Tungsten	CHINA	Outreach required
Zhuzhou Cemented Carbide Group Co Ltd	Tungsten	CHINA	Outreach required

Annex B
Country of Origin

Mineral	Mines Countries of origin
Tin	ARGENTINA,AUSTRALIA,BELGIUM,BOLIVIA,BOLIVIA,BRAZIL,CANADA,CHINA,CHINA,CZECH REPUBLIC,FRANCE,GERMANY,HONG KONG,INDIA,INDONESIA,ITALY,JAPAN
KOREA,MALAYSIA,MEXICO,NETHERLANDS,NEW ZEALAND,PERU,PHILIPPINES,POLAND,RUSSIAN FEDERATION,RWANDA,SINGAPORE,SLOVAKIA,Spain,SWITZERLAND,TAIWAN,TAIWAN,THAILAND,TURKEY,UNITED KINGDOM,
UNITED STATES,VIET NAM
Tantalum	AUSTRIA,BRAZIL,CHINA,ESTONIA,France,GERMANY,INDIA,JAPAN,KAZAKHSTAN,
MACEDONIA,MEXICO,RUSSIAN FEDERATION,SOUTH AFRICA,THAILAND,UNITED KINGDOM,UNITED STATES
Tungsten	AUSTRIA,BRAZIL,CANADA,CHINA,France,GERMANY,JAPAN,KAZAKHSTAN,KOREA, REPUBLIC OF,PHILIPPINES,RUSSIAN FEDERATION,TAIWAN,UNITED STATES,VIET NAM
Gold	AUSTRALIA,AUSTRIA,BELGIUM,BRAZIL,CANADA,Chile,CHINA,CZECH REPUBLIC,France,GERMANY,HONG KONG,INDIA,INDONESIA,
ITALY,JAPAN,KAZAKHSTAN,KOREA (REPUBLIC OF),KOREA, REPUBLIC OF,KYRGYZSTAN,MALAYSIA,MEXICO,NETHERLANDS,NEW ZEALAND,
NORWAY,PHILIPPINES,POLAND,RUSSIAN FEDERATION,SAUDI ARABIA,SINGAPORE,SOUTH AFRICA,SPAIN,SUDAN,SWEDEN,SWITZERLAND,TAIWAN
TAIWAN,THAILAND,TURKEY,UNITED ARAB EMIRATES,UNITED STATES,UZBEKISTAN,ZAMBIA,ZIMBABWE